As filed with the U.S. Securities and Exchange Commission on September 29, 2014

1933 Act File No. 333-196590
1940 Act File No. 811-22974

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 4

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 4

EAGLE POINT CREDIT COMPANY LLC

(Exact name of Registrant as specified in charter)

20 Horseneck Lane
Greenwich, CT 06830

(Address of Principal Executive Offices)

(203) 862-3150

(Registrant’s telephone number, including Area Code)

Thomas P. Majewski
20 Horseneck Lane
Greenwich, CT 06830

(Name and address of agent for service)

Copies of Communications to:

Thomas J. Friedmann Allison M. Fumai Dechert LLP 1900 K Street, N.W. Washington, DC 20006 (202) 261-3300	Jay L. Bernstein Clifford R. Cone Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 (212) 878-8000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Shares of Common Stock, $0.001 par value per share	$118,652,025	$15,282.38

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3)	$128.80 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Company may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated September 30, 2014

PRELIMINARY PROSPECTUS

5,158,784 Shares

Eagle Point Credit Company LLC

Common Shares
$20 per Share

Eagle Point Credit Company LLC, or the “Company,” is a newly organized, non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment adviser is Eagle Point Credit Management LLC, which we refer to as “Eagle Point Credit Management” or the “Adviser.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We will seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade securities are also sometimes referred to as “junk” securities. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities.

We were organized as a Delaware limited liability company on March 24, 2014, and intend to convert into a Delaware corporation prior to the effectiveness of the registration statement of which this prospectus forms a part. Prior to our conversion to a Delaware corporation, we will be a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Islands exempted company, or our “Parent Company.” We hold certain CLO securities and related investments with an aggregate fair value of $149.4 million as of June 30, 2014. These investments were contributed to us by our Parent Company on June 6, 2014 in exchange for all 2,500,000 of our outstanding membership units, or “Units,” prior to the initial filing of our registration statement with the Securities and Exchange Commission, or the “SEC,” of which this prospectus forms a part. In addition, our Parent Company intends to make an additional capital contribution to us of approximately $8.9 million prior to our conversion into a corporation, which will increase the value of the Units that we had previously issued to our Parent Company. The Units held by our Parent Company will be converted into shares of our common stock, or “Common Shares,” at the time of our conversion into a corporation and will be distributed to certain of our indirect beneficial owners.

We intend to make regular quarterly distributions of all or a portion of our taxable income to the holders of our Common Shares, or “Common Stockholders,” in the form of dividends. We anticipate declaring a dividend for the quarter ending December 31, 2014, payable to our Common Stockholders, including investors in this offering.

The Adviser is registered as an investment adviser with the SEC, and as of June 30, 2014, had approximately $565.1 million of committed assets under management for investment in CLO securities and related investments. The Adviser manages our investments subject to the supervision of our board of directors, or “Board.”

This is our initial public offering and our Common Shares have no history of public trading. We are offering 5,158,784 Common Shares. Assuming an initial public offering price of $20.00 per Common Share, purchasers in this offering will experience immediate dilution in net asset value, or “NAV,” of approximately $0.07 per share. See “Capitalization Table — Dilution.”

We have been approved to list our Common Shares on the New York Stock Exchange, or “NYSE,” under the ticker symbol “ECC.”

Investors should consider their investment goals, time horizons and risk tolerance before investing in our Common Shares. An investment in our Common Shares is not appropriate for all investors and is not intended to be a complete investment program. Common shares of closed-end investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our Common Shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. In addition, investing in our Common Shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before buying any Common Shares, you should read the discussion of the principal risks of investing in our Common Shares, which are summarized in “Risk Factors” beginning on page 24 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$103,175,674
Sales load(2)	$0.00	$0
Estimated offering expenses(3)	$0.07	$1,000,000
Proceeds, after expenses, to the Company	$19.93	$102,175,674

(notes on following page)

The underwriters expect to deliver our Common Shares to purchasers on or about            , 2014.

Joint Book-Running Managers

Deutsche Bank Securities	Keefe, Bruyette & Woods A Stifel Company

Lead Managers

Wunderlich Securities	JMP Securities	National Securities Corporation	MUFG	Sterne Agee	Compass Point

Co-Managers

GreensLedge	Guggenheim Securities	Merriman Capital

The date of this prospectus is         , 2014.

(footnotes from previous page)

(1)	We have granted the underwriters an option to purchase up to 773,817 additional Common Shares at the public offering price within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, offering expenses, and proceeds after expenses, to us will be $118,652,025, $0, $1,000,000, and $117,652,025, respectively. See “Underwriting.”
(2)	The Adviser (and not the Company) has agreed to pay, from its own assets, a structuring fee in an amount equal to 1.00% of the total price to the public of our Common Shares sold in this offering (excluding Common Shares sold to our board of directors, the Adviser, the Adviser’s employees, the Trident V Funds (as defined below), current investors in any investment vehicle managed by the Adviser and certain other persons) pursuant to an agreement between Deutsche Bank Securities Inc. and the Adviser for advice relating to our structure, design and organization. In addition, the Adviser (and not the Company) has agreed to pay, from its own assets, a structuring fee in an amount equal to 1.00% of the total public offering price of our Common Shares sold by Keefe, Bruyette & Woods, Inc. to Keefe, Bruyette & Woods, Inc. for advice relating to our structure, design and organization, as well as services related to the sale and distribution of our Common Shares. In addition to the structuring fees, the Adviser will pay to the underwriters the full amount of the sales load of $1.20 per Common Share issued in connection with this public offering (excluding Common Shares acquired by our board of directors, the Adviser, the Adviser’s employees, the Trident V Funds, current investors in any investment vehicle managed by the Adviser and certain other persons) which, assuming the issuance of 5,158,784 Common Shares in connection with this offering, may be up to an aggregate amount of $6,000,000. Because the structuring fee and sales load are paid solely by the Adviser (and not by the Company), they are not reflected under “Sales Load” in the table above and will not reduce the NAV of our Common Shares. See “Underwriting.”
(3)	The Adviser has agreed to pay (i) all of our organizational expenses and (ii) offering expenses that exceed $1 million (excluding the sales load, which is paid solely by the Adviser as described above). We will pay our own offering expenses (excluding the sales load, which is paid solely by the Adviser as described above) up to $1 million. Any offering expenses paid by us will be borne by all of our Common Stockholders as an expense of the Company upon the completion of this offering. The aggregate offering expenses (other than the sales load, which is paid solely by the Adviser as described above) are estimated to be $ (or $ per Common Share, taking into account our pro forma Common Shares outstanding immediately prior to the completion of this offering and assuming the issuance of 5,158,784 Common Shares in connection with this offering). See “Capitalization Table.” Because aggregate offering expenses are expected to exceed $1 million, the aggregate offering expenses (other than the sales load) to be borne by us are estimated to be $1 million (approximately $0.07 per Common Share on a pro forma basis), thereby immediately reducing the NAV of each Common Share, as reflected in the table above. See “Fees and Expenses.”

This prospectus contains important information you should know before investing in our Common Shares. Please read and retain this prospectus for future reference. This prospectus, and other materials containing additional information about us have been filed with the SEC. You may request a free copy of this prospectus or any other information filed with the SEC, by calling (202) 551-8090 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, we will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information electronically, please visit our web site (www.eaglepointcreditcompany.com) or call (844) 810-6501 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to us. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s web site (www.sec.gov).

Our Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will notify Common Stockholders promptly of any material change to this prospectus during the period the Company is required to deliver the prospectus.

Until             , 2014 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our Common Shares, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms “Eagle Point Credit Company,” the “Company,” “we,” “us” and “our” refer to Eagle Point Credit Company LLC; “Eagle Point Credit Management” and “Adviser” refer to Eagle Point Credit Management LLC; and “Eagle Point Administration” and “Administrator” refer to Eagle Point Administration LLC. References to “risk-adjusted returns” refer to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk. Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ over-allotment option is not exercised.

Overview

We are a newly organized, non-diversified, externally managed closed-end management investment company that has registered as an investment company under the 1940 Act. Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We will seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade securities are also sometimes referred to as “junk” securities. These investment objectives may be changed by our Board without prior approval of our Common Stockholders. See “Business.”

In the primary CLO market (i.e., when we acquire securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., when we acquire existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

We intend to pursue a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;
•	utilization of our methodical and rigorous investment analysis and due diligence process;
•	active involvement at the CLO structuring and formation stage; and
•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we expect to be generally able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Business — Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a broad and diverse portfolio of CLO securities across a number of key categories, including by:

•	number of borrowers underlying each CLO;
•	industry type of a CLO’s underlying borrowers;
•	number and investment style of CLO collateral managers; and
•	CLO vintage period.

The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if the Adviser believes it is in our best interest to do so.

As of June 30, 2014, our investment portfolio consisted of 17 CLO equity, debt and related investments. These investments have 10 different CLO collateral managers. As of June 30, 2014, these investments had an aggregate fair value of $149.4 million. These investments were contributed to us by our Parent Company in exchange for all 2,500,000 of our outstanding Units on June 6, 2014. The Units held by our Parent Company will be converted into Common Shares at the time of our conversion into a corporation and will be distributed to certain of our indirect beneficial owners. See “Business — Our Structure and Formation Transaction” and “Business — Initial Portfolio.”

Eagle Point Credit Management

Eagle Point Credit Management is our investment adviser and will manage our investments subject to the supervision of the Board, pursuant to an “Investment Advisory Agreement.” See “Summary of Offering — Investment Advisory Agreement.” An affiliate of the Adviser, Eagle Point Administration, will perform, or arrange for the performance of, our required administrative services. A description of the fees and expenses that we pay to the Adviser and Administrator are set forth in “Summary of Offering.”

The Adviser is registered as an investment adviser with the SEC and as of June 30, 2014, had approximately $565.1 million of committed assets under management for investment in CLO securities and related investments. From November 2012 through June 30, 2014, the Adviser has invested, across multiple accounts, $663.2 million in 63 CLO securities and related investments with an aggregate stated face value of $710.5 million. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC, or “Stone Point,” as investment manager of Trident V, L.P. and related investment vehicles, which we refer to as the “Trident V Funds.” Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused exclusively on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised six private equity funds with aggregate committed capital of approximately $13 billion. The Trident V Funds are a group of private equity funds managed by Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. In addition, the Adviser’s “Senior Investment Team” holds an indirect ownership interest in the Adviser. The Adviser is governed by a Board of Directors, which is comprised of Mr. Majewski and certain principals of Stone Point. See “Management.”

The Adviser’s Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Collectively, members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;
•	a lead CLO structurer and collateralized debt obligation workout specialist at an investment bank;

•	a CLO equity and debt investor;
•	a principal investor in CLO collateral management firms; and
•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “Management — Portfolio Managers.”

In addition to managing our investments, the Adviser manages investment accounts for other clients, including Eagle Point Credit Partners LP. Eagle Point Credit Partners LP, or the “Private Fund,” is a privately offered pooled investment vehicle that pursues many of the same investment opportunities that we pursue. The Private Fund was established in November 2012 and as of June 30, 2014, had aggregate committed capital of $440 million. Our Parent Company is a subsidiary of the Private Fund. As described under “Business — Our Structure and Formation Transaction” and “ Business — Initial Portfolio,” a ratable portion of each investment held by the Private Fund has been contributed to us (via our Parent Company) in connection with this offering and the Trident V Funds and Senior Investment Team (who hold interests in the Private Fund) will be our initial stockholders once we convert into a corporation and immediately prior to our initial public offering. We believe the expertise of the Adviser, the nature of the investments contributed to us, and the quality of the Adviser’s investment strategy and process are reflected in the historical performance of the Private Fund, which consists of the pro rata portfolio contributed to us by the Parent Company, as managed by the Adviser, and which has an investment strategy and investment objectives that are equivalent to ours in all material aspects. The annualized net return for the Private Fund from its first full month after inception, December 2012, through June 30, 2014, was 21.16%, as described under “Business — Adviser Historical Performance.” Past performance is not a guarantee of future results.

CLO Overview

Our investment portfolio is expected to be comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including, among others, second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 – 5 years). In cash flow CLOs, which are the type of CLOs we intend to target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price), of the collateral. These covenants include, among others, collateral coverage tests, interest coverage tests and collateral quality tests.

CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% – 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below. Please see “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and key terms and conditions including its priority-of-payment schedules.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments. In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments to complement the CLO equity investments that we make.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.
•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life.
•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates after the London Interbank Offered Rate, or “LIBOR,” has increased above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk.
•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with it covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities with a proven track record. The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success. We believe that the combination of the Adviser’s broad and often longstanding relationships with CLO collateral managers and our relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.
•	Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
•	Methodical and rigorous investment process. The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “Business — Investment Process.”
•	Efficient vehicle for gaining exposure to CLO equity. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy.
•	Alignment of Interests. The Trident V Funds, which are managed by Stone Point (an affiliate of the Adviser), are expected to hold 61.43% of our Common Shares, and the Adviser and the Senior Investment Team are expected to hold an aggregate of 1.50% of our Common Shares as of the completion of this offering on a pro forma basis assuming the issuance of 5,158,784 Common Shares in this offering at a public offering price of $20.00 per Common Share. Our Common Shares held by the Trident V Funds, the Adviser and the Senior Investment Team are subject to restrictions on sale as described in “Management — Lock-Up Arrangements.” Their significant holdings of our Common Shares align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate. See “Management — Management Fee and Incentive Fee.”

Initial Portfolio

On June 6, 2014, our Parent Company contributed a portfolio of CLO equity, debt and related investments to us in exchange for all 2,500,000 of our outstanding Units. As described further under “Business — Our Structure and Formation Transaction,” this contributed portfolio was comprised of a pro rata portion of each investment held by the Private Fund on the date of contribution. In addition, our Parent Company intends to make an additional capital contribution to us of approximately $8.9 million prior to our conversion to a corporation which will increase the value of the Units that we had previously issued to our Parent Company.

As of June 30, 2014, our investment portfolio consisted of 17 CLO equity, debt and related investments. These investments have 10 different CLO collateral managers. As of June 30, 2014, these investments had an aggregate fair value of $149.4 million. Below is a description of the portfolio investments that we held as of June 30, 2014:

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Total Investments
CLO Debt
THL Credit Wind River 2014-1 CLO Ltd.	Class E Notes	$2,125,000	4/18/2026	$1,939,063	$1,949,372	1.31%
Marathon CLO VI Ltd.	Class C Notes	1,062,500	5/13/2025	1,007,250	1,010,560	0.68%
Marathon CLO VI Ltd.	Class D Notes	1,275,000	5/13/2025	1,171,215	1,181,647	0.79%
				4,117,528	4,141,579	2.78%
CLO Equity(2)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	12,325,000	1/15/2024	11,080,175	10,329,877	6.92%
Sheridan Square CLO, Ltd.	Subordinated Notes, Residual Interest	5,517,775	4/15/2025	5,221,491	5,190,942	3.48%
CIFC Funding 2013-II, Ltd.	Subordinated Notes, Residual Interest	12,325,000	4/18/2025	10,511,392	12,930,959	8.66%
CVC Apidos XIV	Subordinated Notes, Residual Interest	11,177,500	4/15/2025	10,269,328	10,951,559	7.33%
THL Credit Wind River 2013-2 CLO Ltd.	Subordinated Notes, Residual Interest	11,462,250	1/18/2026	10,192,212	10,717,204	7.17%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Notes	1,275,000	1/18/2026	451,912	585,013	0.39%
Babson CLO Ltd. 2013-II	Subordinated Notes, Residual Interest	12,939,125	1/18/2025	11,391,261	12,130,699	8.12%
CIFC Funding 2014, Ltd.	Subordinated Notes, Residual Interest	11,687,500	4/18/2025	10,612,595	11,258,032	7.54%
Marathon CLO VI Ltd.	Subordinated Notes, Residual Interest	2,975,000	5/13/2025	2,856,000	2,891,700	1.94%
				72,586,366	76,985,985	51.55%
CLO Loan Accumulation Facilities
Eaton Vance 2014-A, Ltd.	Preference Shares, Residual Interest	12,632,555	8/29/2016	12,750,000	13,466,418	9.02%
Birchwood Park CLO, Ltd.	Preference Shares, Residual Interest	21,250,000	1/6/2017	21,250,000	22,486,978	15.04%
Apidos CLO XIX	Preference Shares, Residual Interest	8,500,000	5/22/2017	8,500,000	8,563.368	5.73%
Cutwater 2014-I, Ltd.	Junior Notes, Residual Interest	12,750,000	4/18/2015	12,750,000	13,031,269	8.72%
Mountain View CLO 2014-1 Ltd.	Convertible Subordinated Notes, Residual Interest	10,625,000	5/25/2016	10,625,000	10,693,543	7.16%
				65,875,000	68,241,576	45.67%
Total investments at fair value as of June 30, 2014				$142,578,894	$149,369,140	100.00%

(1)	Fair value has been approved by the Board in accordance with the Company's valuation policies and procedures.
(2)	CLO Equity includes CLO subordinated notes and Class M notes. Fair value includes the value of fee rebates on CLO subordinated notes.

A summary of the collateral characteristics of the CLO equity and other unrated investments as of June 30, 2014 is provided below:

Number of unique underlying borrowers	854
Largest exposure to any individual borrower	0.82%
Average individual borrower exposure	0.12%
Top 10 largest borrowers	6.54%
Aggregate exposure to senior secured loans	96.03%
Average loan spread	3.74%
Average LIBOR floor	0.96%
Percentage of loans with LIBOR floors	96.48%
Average credit rating of underlying collateral	B+/B
Average maturity of underlying collateral	5.8 years
U.S. dollar currency exposure	100.00%

Principal Risks of Investing in the Company

The value of our assets, as well as the market price of our Common Shares, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our Common Shares. An investment in our Common Shares may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that the returns on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in our Common Shares, including certain risks not summarized below.

•	No Prior Operating History. We are a non-diversified, closed-end management investment company with no prior operating history as such.
•	Management Risk. The Adviser has never previously managed a registered closed-end investment company.
•	Key Personnel Risk. We will be dependent upon the key personnel of Eagle Point Credit Management for our future success.
•	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”
•	Incentive Fee Risk. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance.
•	First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and junior debt securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.
•	High Yield Investment Risks. The CLO equity and junior debt securities that we acquire are typically unrated or rated below investment grade and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.
•	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.
•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (typically 9 – 13 times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.
•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price may be adversely impacted.
•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase our exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.
•	Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.
•	Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market for the type of investments we target. As a result, we will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.
•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.
•	Effect of Our Inability to Obtain SEC Exemptive Relief. We may be unable to benefit from certain advantages in connection with our investment in certain CLO securities where such advantages are dependent on our ability to invest alongside other accounts managed by the Adviser or its affiliates, unless we obtain exemptive relief from the SEC permitting us to participate in negotiated co-investments alongside such other accounts. There is no assurance that we will obtain such exemptive relief from the SEC or, if such relief is granted, that it will be on terms favorable to us. If we are unable to obtain such relief, we will be limited in our ability to co-invest with the Private Fund and other accounts managed by the Adviser.

•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.
•	Market Risks. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, impair the availability of suitable investment opportunities for us and negatively affect our business.
•	Loan Accumulation Facilities Risk. Potential investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose us to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks.
•	Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
•	Hedging Risks. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.
•	Reinvestment Risks. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. The need for a CLO collateral manager to satisfy the CLO’s covenants may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash, either of which may reduce the yield that the CLO collateral manager is able to achieve, thereby having a negative effect on the fair value of our assets and the market value of our Common Shares. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
•	Tax Risks. If we fail to qualify for tax treatment as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
•	Liquidity Risks. To the extent we invest in illiquid instruments, we would not be able to sell such investments at prices that reflect our assessment of their fair value or the amount paid for such investments by us.
•	Derivatives Risks. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by more traditional instruments. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.
•	Counterparty Risks. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.
•	Common Shares Volatility Risks. The price of our Common Shares may be volatile and may decrease substantially.

•	Distributions and Dividend Risk. There is a risk that our Common Stockholders may not receive distributions or dividends and that our distributions or dividends may not grow over time.

Our Structure and Formation Transactions

We were organized as a Delaware limited liability company on March 24, 2014 and intend to convert into a Delaware corporation prior to the effectiveness of the registration statement of which this prospectus forms a part. Prior to our conversion to a Delaware corporation, we are a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Islands exempted company, which is our Parent Company. Our Parent Company is a wholly owned subsidiary of the Private Fund. The chart below shows the relationship between us, our Parent Company, the Private Fund, the Trident V Funds and certain other persons prior to our conversion to a corporation.

On June 5, 2014, the Trident V Funds and the Senior Investment Team elected to effectively exchange a percentage of their interests in the Private Fund for Common Shares upon our conversion from a limited liability company into a corporation. To give effect to this election, on June 6, 2014, our Parent Company contributed a pro rata portion of each of its CLO and related portfolio investments that it held as of such date to us — the portion of each investment contributed in this manner reflected a portion of the aggregate percentage of interests in the Private Fund (via its feeder funds) that the Trident V Funds and Senior Investment Team had elected to effectively exchange for Common Shares. In addition, our Parent Company intends to make an additional capital contribution to us of approximately $8.9 million prior to our conversion to a corporation which will increase the value of the Units that we had previously issued to our Parent Company. Because our Parent Company contributed a pro rata portion of each investment that it held as of June 6, 2014, our Parent Company retained, and may continue to hold, an interest in each of the investments that it contributed to us prior to the initial filing of our registration statement with the SEC.

Until such time as we convert into a corporation, our Parent Company will retain all of our Units (and will remain our sole member). Prior to the completion of the offering, the Units held by our Parent Company will be converted into Common Shares at the time of our conversion into a corporation based on our NAV calculated as of the closest practicable date to our conversion and at a price per Common Share equal to the public offering price per Common Share in this prospectus, and will be distributed to the Trident V Funds and the Senior Investment Team in accordance with their elections as a redemption in-kind out of the Private Fund (and its feeder funds). Assuming a public offering price per Common Share of $20.00 and based on our June 30, 2014 NAV, the Trident V Funds and the Senior Investment Team will be distributed an aggregate of approximately 8,329,277 Common Shares on a pro forma basis after giving effect to the pre-conversion transactions described under “Business — Our Structure and Formation Transactions” and upon our conversion to a corporation. In addition, the Adviser and the Senior Investment Team intend to acquire, in the aggregate, approximately 158,784 additional Common Shares in connection with this offering in exchange for cash constributions of approximately $2,000,000 and $1,175,674, respectively. Our Common Shares held by the Trident V Funds, the Adviser and the Senior Investment Team will be subject to certain lock-up restrictions as described under “Management — Lock-Up Arrangements.”

Financing and Hedging Strategy

Leverage by the Company.  We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage in an amount up to 19% of our total assets (as determined immediately after the leverage is incurred) through the issuance of preferred stock or by entering into a credit facility within the first twelve months following the completion of this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Capital Structure — Preferred Stock.”

While we anticipate incurring a certain amount of leverage within the first twelve months following the completion of this offering, we may use leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stocks and credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our Common Stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors — Risks Related to Our Investments — Leverage Risk.”

Derivative Transactions.  We may engage in “Derivative Transactions,” as described below. To the extent we engage in Derivative Transactions, we expect to do so for hedging purposes and not for speculative purposes, although we may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. In particular, we may use Derivative

Transactions to hedge against interest rate and/or credit risks. No assurance can be given that our hedging strategy and our use of derivatives will be successful. Successful use of Derivatives Transactions is subject to the ability of the Adviser, among other things, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, our investment performance would diminish compared with what it would have been if these hedging techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a derivative position may fail to correlate or correlate imperfectly with the price of the asset or liability being protected. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. See “Risk Factors — Risks Related to Our Investments — Hedging Risks; Derivative Transactions Risk.”

Operating and Regulatory Structure

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we will be required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Our investment activities will be managed by Eagle Point Credit Management, the Adviser, and supervised by the Board. See “Management” for a description of the Adviser. Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” See “Management — Management Fee and Incentive Fee.” We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse Eagle Point Administration for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Management — The Administrator.”

Conflicts of Interest

The Adviser is affiliated with other entities engaged in the financial services business. In particular, the Adviser is affiliated with Stone Point, and certain members of the Adviser’s Board of Directors and Investment Committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. The Trident V Funds are indirect limited partners in the Private Fund and are expected to hold Common Shares as described above. The Trident V Funds also hold a controlling interest in the Adviser. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s or certain of its affiliates’ interests to diverge from our interests. In addition, our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our Common Stockholders. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics. Similarly, the Adviser has separately adopted a code of ethics and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s code of ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Pursuant to its investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among the accounts it manages in a manner that is fair and equitable over time. However, there is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates.  In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Adviser, including the Private Fund, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Co-investment in certain securities may require exemptive relief from the SEC, which we intend to seek. There can be no assurance when, or if, such relief may be obtained.

Our Corporate Information

Our offices are located at 20 Horseneck Lane, Greenwich, CT 06830, and our telephone number is (203) 862-3150.

SUMMARY OF OFFERING

Set forth below is additional information regarding offerings of our securities:

Common Shares Offered
5,158,784 Common Shares.

An additional 773,817 Common Shares are issuable pursuant to an over-allotment option granted to the underwriters. As part of the initial offering, up to 158,784 Common Shares will be reserved for sale to the Adviser and the Senior Investment Team in exchange for an aggregate cash contribution of approximately $3.2 million.
Pro Forma Common Shares to be Outstanding Immediately After this Offering
13,488,061 Common Shares assuming the over-allotment option is not exercised. See “Capitalization Table.”

14,261,879 Common Shares assuming the over-allotment option is exercised in full.
NYSE Symbol
“ECC.”
Use of Proceeds
We intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy the proceeds from this offering within three to six months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. See “Use of Proceeds.”
Initial Portfolio
As of June 30, 2014, our investment portfolio consisted of 17 CLO equity, debt and related investments. These investments have 10 different CLO collateral managers. As of June 30, 2014, these investments had an aggregate fair value of $149.4 million. These investments were contributed to us by our Parent Company in exchange for all 2,500,000 of our outstanding Units on June 6, 2014. The Units held by our Parent Company will be converted into Common Shares at the time of our conversion into a corporation and will be distributed to certain of our indirect beneficial owners. See “Business — Initial Portfolio” and “Business — Our Structure and Formation Transaction.”

Distributions
We intend to make regular quarterly cash distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) to Common Stockholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). We anticipate declaring a dividend for the quarter ending December 31, 2014, payable to our Common Stockholders, including investors in this offering. At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Subject to market conditions, dividend and capital gains distributions generally are used to purchase additional Common Shares pursuant to an automatic dividend reinvestment plan, as summarized below. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to our Common Stockholders whether they are reinvested in our Common Shares or received in cash. See “Distribution Policy” and “Dividend Reinvestment Plan.”
Lock-Up Arrangements
The Trident V Funds and the Senior Investment Team will be restricted from selling the approximately 8,286,061 and 43,216 Common Shares, respectively, distributed to them in connection with our conversion into a corporation for a period of 180 days following the completion of this offering. The Senior Investment Team will also be restricted from selling the approximately 58,784 Common Shares expected to be acquired by them in connection with this offering for a period of 180 days following completion of this offering. In addition, the Adviser intends to acquire 100,000 Common Shares in connection with our initial public offering and will be restricted from selling those Common Shares for a period of two years following the completion of the offering.
Investment Advisory Agreement
The Adviser manages our investments, subject to the supervision of the Board, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its related persons are entitled to indemnification from us for any damages, liabilities, costs and expenses arising from the services rendered by the Adviser under the Investment Advisory Agreement or otherwise as our investment adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in our semi-annual report for the period ended June 30, 2014.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after the initial two-year period) by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us. See “Management — The Adviser — Investment Advisory Agreement.”
Management Fee and Incentive Fee
We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

Base management fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” is defined as the NAV of our Common Shares and the paid-in capital of our preferred stock, if any. The base management fee is paid by our Common Stockholders and is not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Because no part of the base management fee is calculated on funds borrowed by us, the base management fee does not increase when we borrow funds. However, the base management fee will increase if we issue preferred shares.

Incentive fee. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature. No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer. See “Management — Management Fee and Incentive Fee.”
Other Expenses
The investment team of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Eagle Point Credit Management. We bear all other costs and expenses of our operations and transactions. See “Fees and Expenses — Other Expenses.”

Administration Agreement
We have entered into an Administration Agreement pursuant to which Eagle Point Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services. Under the Administration Agreement, Eagle Point Administration will also perform, or arrange for the performance of, our required administrative services. Under the Administration Agreement, Eagle Point Administration provides us with accounting services, assists us in determining and publishing our NAV, prepares our financial statements, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others and provides such other administrative services as the Company may from time to time designate. We will reimburse the Administrator, an affiliate of Eagle Point Credit Management, for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the portion of the compensation expenses of certain officers and any administrative support staff allocable to us. See “Management — The Administrator.”
License Agreement
We have entered into a trademark license agreement with the Adviser, which we refer to as the “License Agreement,” pursuant to which the Adviser has agreed to grant us a non-exclusive license to use the “Eagle Point Credit” name and logo. See “Management — License Agreement.”
Market Price of Common Shares and Closed-End Fund Structure
Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares.

Common shares of closed-end funds frequently trade at prices lower than their NAV. We cannot predict whether our Common Shares will trade at, above or below NAV. Our NAV will be reduced immediately following this offering by the amount of the offering expenses paid by us, as noted on the cover page of this prospectus.

In addition to NAV, the market price of our Common Shares may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that our Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Stockholders, the Board, in consultation with the Adviser may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our Common Shares trading at a price equal to or close to NAV per Common Share. See “Description of Capital Structure — Repurchase of Shares and Other Discount Measures.”
Dividend Reinvestment Plan
We have established an automatic dividend reinvestment plan, or the “DRIP Plan.” Under the DRIP Plan, distributions of dividends and capital gains are automatically reinvested in our Common Shares by American Stock Transfer & Trust Company, LLC, the plan agent of our Common Shares or the “DRIP Plan Agent.” Every Common Stockholder holding at least one full share will be automatically enrolled in the DRIP Plan. Common Stockholders who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Stockholders who opt-out of participation in the DRIP Plan will receive all distributions in cash. Reinvested dividends increase our stockholders’ equity on which a management fee is payable to the Adviser. There are requirements to participate in the DRIP Plan and you should contact your broker or nominee to confirm that you are eligible to participate in the DRIP Plan. See “Dividend Reinvestment Plan” for more information about the DRIP Plan, including how to withdraw from it.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC.

As a RIC, we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our Common Stockholders. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income and net tax-exempt interest, if any, to our Common Stockholders. If, in any year, we fail to qualify as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. See “U.S. Federal Income Tax Matters.”

Available Information
After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Eagle Point Credit Company LLC, Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at www.eaglepointcreditcompany.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a Common Stockholder. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we incur leverage in an amount of up to 19% of our total assets (as determined immediately after the leverage is incurred), that we issue 5,158,784 Common Shares in connection with this offering and that the Trident V Funds and Senior Investment Team are distributed, in the aggregate, approximately 8,329,277 Common Shares upon our conversion. If we issue fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Common Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)	0.00%
Offering expenses borne by the Company(2)	0.36%
Dividend reinvestment plan expenses(3)	0.00%
Total Stockholder transaction expenses	0.36%
Estimated Annual Expenses (as a percentage of net assets attributable to Common Shares):
Base management fee(4)	1.85%
Incentive fees payable under our investment advisory agreement (20% of Pre-Incentive Fee Net Investment Income)(5)	2.58%
Payments on borrowed funds(6)	0.86%
Other expenses	0.53%
Acquired fund fees and expenses (underlying CLO fees and expenses)(7)	3.71%
Total annual expenses	9.53%

(1)	The Adviser (and not the Company) has agreed to pay, from its own assets, a structuring fee in an amount equal to 1.00% of the total price to the public of our Common Shares sold in this offering (excluding Common Shares sold to our board of directors, the Adviser, the Adviser’s employees, the Trident V Funds, current investors in any investment vehicle managed by the Adviser and certain other persons) pursuant to an agreement between Deutsche Bank Securities Inc. and the Adviser, for advice relating to our structure, design and organization. In addition, the Adviser (and not the Company) has agreed to pay, from its own assets, a structuring fee in an amount equal to 1.00% of the total public offering price of our Common Shares sold by Keefe, Bruyette & Woods, Inc. to Keefe, Bruyette & Woods, Inc. for advice relating to our structure, design and organization, as well as services related to the sale and distribution of our Common Shares. In addition to the structuring fees, the Adviser will pay to the underwriters the full amount of the sales load of $1.20 per Common Share issued in connection with this public offering (excluding Common Shares acquired by our board of directors, the Adviser, the Adviser’s employees, the Trident V Funds, current investors in any investment vehicle managed by the Adviser and certain other persons in connection with this offering) which, assuming the issuance of 5,158,784 Common Shares in connection with this offering, may be up to an aggregate amount of $6,000,000. Because the structuring fee and sales load are paid solely by the Adviser (and not by the Company), they are not reflected under “Sales Load” in the table above and will not reduce the NAV of our Common Shares. See “Underwriting.”
(2)	The Adviser has agreed to pay (i) all of our organizational expenses and (ii) offering expenses that exceed $1 million (excluding the sales load, which is paid solely by the Adviser as described above). We will pay our own offering expenses (excluding the sales load, which is paid solely by the Adviser as described above) up to $1 million. Any offering expenses paid by us up to the $1 million cap will be borne by all of our Common Stockholders as an expense of the Company upon the completion of this offering. The aggregate offering expenses (other than the sales load) are estimated to be $ (or $ per Common Share, taking into account our pro forma Common Shares outstanding immediately prior to the completion of this offering and assuming the issuance of 5,158,784 Common Shares in connection with this offering). See “Capitalization Table.” Because aggregate offering expenses are expected to exceed $1 million, the aggregate offering expenses (other than the sales load) to be borne by us are estimated to be $1 million (approximately $0.07 per Common Share on a pro forma basis).

(3)	The expenses of administering the DRIP Plan are included in “other expenses.” You will pay brokerage charges if you direct your broker or the DRIP Plan agent to sell your Common Shares that you acquired pursuant to the DRIP Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the DRIP Plan. See “Dividend Reinvestment Plan.”
(4)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base, which means the NAV of our Common Shares and the paid-in capital of our preferred stock, if any. The figure shown in the table above reflects our assumption that we incur leverage in an amount up to 19% of our total assets (as determined immediately after the leverage is incurred). These management fees are paid by our Common Stockholders and are not paid by the holders of preferred stock, if any, or the holders of any other types of securities that we may issue. If we do not issue preferred stock, our base management fee would equal 1.75% of the NAV of our Common Shares. See “Management — Management Fee and Incentive Fee.”
(5)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:
•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “Management — Management Fee and Incentive Fee.” We estimate annual incentive fees payable to the Adviser during our first year of operation to equal 2.58% based on the historical performance of our initial portfolio and our estimation of the use of the proceeds of this offering.

(6)	Assumes the issuance of preferred stock and/or the use of a credit facility in an amount up to 19% of our total assets (as determined immediately after the leverage is incurred) with a projected combined annual dividend and/or interest rate expense of 8.00%, which is based on current market rates.
(7)	Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. For purposes of this calculation, it is assumed that we will invest 75% of our assets in CLO equity securities, although this percentage may vary over time. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses (including the sales load of $0.00 and estimated offering costs borne by us of $1 million) that you would pay, directly or indirectly, on a $1,000 investment in our Common Shares for the time periods indicated, assuming (1) total net annual expenses of 6.95% of net assets attributable to our Common Shares and (2) a 5% annual return*:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$73	$207	$337	$638

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);
•	interest payable on debt, if any, incurred to finance our investments;
•	fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;
•	brokerage fees and commissions;
•	federal and state registration fees and exchange listing fees;
•	federal, state and local taxes;
•	costs of offerings or repurchases of our Common Shares and other securities;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to Eagle Point Administrator under the Administration Agreement;
•	direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff;
•	transfer agent and custody fees and expenses;
•	independent director fees and expenses;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	fees and expenses associated with marketing and investor relations efforts;
•	dues, fees and charges of any trade association of which we are a member;

•	fees and expenses associated with independent audits and outside legal costs;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and
•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, or “CCO,” Chief Financial Officer, Chief Operating Officer and any support staff.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in Common Shares. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the trading price of our Common Shares could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have no prior operating history as a closed-end investment company.

We are a non-diversified, closed-end management investment company with no prior operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

In addition, the Adviser has never previously managed a registered closed-end investment company.

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the type of investments we target. As a result, we will value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight, review and adoption by our Board.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our Board. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments will also be based, in part, upon third party valuation models which take into account various market inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of private securities like those we intend to hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives depends on the Adviser’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Eagle Point Credit Management continuing to serve as the Adviser.

The Adviser will manage our investments. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. Our success is dependent upon the services of the Adviser and, in particular, Thomas P. Majewski. We can offer no assurance that such services will be available for any length of time. Furthermore, the incapacity of Mr. Majewski could have a material and adverse effect on our performance. In addition, we can offer no assurance that the Adviser will continue indefinitely as our investment adviser.

The Adviser has the right to resign on 90 days’ notice, and we would not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we would not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser retain and attract new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than the Adviser will have.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including separately managed accounts and the Private Fund, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — Leverage Risk.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Eagle Point Credit Management, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. The risk is more acute in a low interest rate environment, such as the one we are in now. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we may be required to pay the Adviser an incentive fee where we accrue investment income but do not receive cash equal to the amount that we have accrued.

The Adviser may not be able to achieve the same or similar returns as those achieved by the Senior Investment Team while managing other portfolios.

Although the Senior Investment Team has experience managing other investment portfolios, including the Private Fund, which the Senior Investment Team has been operating since December 2012 using similar investment objectives, investment strategies and investment policies to us, the prior achievements of the

Private Fund are not necessarily indicative of future results that we will achieve. We cannot assure you that we will be able to achieve the results realized by other vehicles managed by the Senior Investment Team.

We may borrow money to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in our Common Shares.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our Common Stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. See “— Risks Related to Our Investments — Leverage Risk.”

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board may change our operating policies and strategies without Common Stockholder approval, the effects of which may be adverse.

Our Board will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our Common Shares. However, the effects might be adverse, which could adversely impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2014 tax year, and to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of Common Shares or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

There is a risk that our Common Stockholders may not receive distributions or that our distributions may not grow or may be reduced over time.

We intend to make distributions on a quarterly basis to our Common Stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We intend to automatically reinvest distributions made to Common Stockholders in additional Common Shares pursuant to our DRIP Plan, in which case stockholders will likely be required to pay tax in excess of the cash they receive.

We intend to distribute taxable dividends that are payable in our Common Shares, unless stockholders elect to receive distributions in cash. Taxable stockholders receiving such dividends will generally be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells our Common Shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our Common Shares at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends. In addition, if a significant number of our stockholders determine to sell shares of our Common Shares in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our Common Shares.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have shown some signs of the improvement, to the extent economic conditions experienced over the last several years continue, they may adversely impact our investments. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

If the value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — Leverage Risk” and “Regulation as a Closed-End Management Investment Company — Senior Securities.” Any such failure would affect our ability to issue preferred stock and other senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain borrowing facilities on commercially reasonable terms, if at all. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have previously reduced or ceased providing funding to borrowers. This type of market turmoil and tightening of credit could lead to increased market volatility and widespread reduction of business activity generally, thereby limiting our investment opportunities.

If we are unable to access the capital markets or obtain debt financing on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of those activities. If we are unable to repay amounts outstanding under any borrowing facility we may in the future obtain, and are declared in default or are unable to renew or refinance any such facility, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes.  Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the U.S. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of the Adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Derivative Investments.  The derivative investments in which we may invest have recently become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, requires most derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Regulation 4.5 promulgated by the CFTC under the U.S. Commodity Exchange Act, as amended, or the “CEA.” For us to continue to qualify for the exclusion under CFTC Regulation 4.5, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the CEA (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value or, alternatively, the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator,” it will become subject to additional disclosure, recordkeeping and reporting requirements, which may increase our expenses.

Loan Securitizations.  Section 619 of the Dodd-Frank Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking laws to generally prohibit various covered banking entities from engaging in proprietary trading or acquiring or retaining an ownership interest in, sponsoring or having certain relationships with a hedge fund or private equity fund (which have been broadly defined in a way which could include many CLOs), subject to certain exemptions. The Volcker Rule also provides for certain supervised nonbank financial companies that engage in such activities or have such interests or relationships to be subject to additional capital requirements, quantitative limits or other restrictions. Although the Volcker Rule and the implementing rules contain exemptions applicable to securitizations of loans, due to the lack of clarity as to the application of the Volcker Rule and these exemptions to certain securitized products, it is unclear what effect the Volcker Rule and its implementing regulations will have on the ability or desire of certain investors subject to the Volcker Rule to invest in or to continue to hold CLO securities, and as a result there is the potential that the Volcker Rule as implemented will adversely affect the market value or liquidity of any or all of the investments held by us. We also note that in an effort to qualify for the “loan securitization” exclusion provided for in the Volcker Rule, many current CLOs are undertaking amendments to their related transaction documents that restrict the ability of the issuer to acquire bonds and certain other securities. The consequence of such an amendment may have the effect of reducing the return available to holders of CLO equity securities because bonds are generally higher yielding assets than loans. Furthermore, the costs associated with such an amendment are typically paid out of the cash flow of the CLO, which could impact the return on our investment in any CLO equity. In addition, as a result of the uncertainty regarding the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, the effect of which may result in lower returns on CLO equity securities than currently anticipated.

Also, recently proposed rules regarding risk retention by sponsors of asset back securities could potentially limit the liquidity of the investments held by us. No assurance can be made that the U.S. federal government, U.S. regulatory body or non-U.S. government or regulatory body will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if any, cannot be known or predicted.

The European Union has also taken a number of actions in response to the financial crisis. European reforms related to the regulation of securitization markets include risk retention and due diligence requirements in accordance with (a) Article 122a of European Union Directive 2006/48/EC (as amended from time to time and as implemented by the Member States of the European Union) inserted by European Union Directive 2009/111/EC (“Article 122a”) and European Union Directive 2006/49/EC (as amended by European Union Directive 2009/111/EC) (the “CRD”), together with any the guidelines and technical standards related documents published in relation thereto by the European Banking Authority (“EBA”) (or and/or its predecessor, the Committee of European Banking Supervisors and together with any successor or replacement agency or authority), and (b) the form of Article 394(1) of the draft European Union Capital Requirements Regulation (“CRR”) as adopted by the European Parliament on April 16, 2013 (“Article 122a394(1)” or the “Capital Requirements Directive CRR,” as the context so requires), together with any draft or final guidance and technical standards published in relation thereto by the EBA (Article 122a, the CRD, Article 394(1) and the CRR being, together with any applicable guidelines, technical standards and related documents published by the EBA, the “Retention Requirement Laws”).

The Retention Requirement Laws apply to credit institutions in the European Union (for example, banks) that invest in or hold positions in CLO securities. Among other provisions, the Retention Requirement Laws restrict investments by European Union-regulated credit institutions (and, in some cases, consolidated group entities) in securitizations that fail to comply with certain requirements concerning retention by the originator, sponsor or original lender of the securitized assets of a portion of the securitization’s credit risk. Many CLOs are not taking steps to comply with the requirements of the Retention Requirement Laws, but to the extent a CLO intended to comply with the requirements of the Retention Requirement Laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Retention Requirement Laws, it is likely to limit the ability of European Union-regulated credit institutions to purchase CLO securities, which may adversely affect the liquidity of the securities (including the residual tranche) in the secondary market. In addition, other requirements imposed by European regulations on fund managers (including the Alternative Investment Fund Managers Directive) may also limit the market for certain CLOs.

Terrorist actions and natural disasters may disrupt our operations.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cyber security.

We are, and our third-party service providers are, susceptible to operational and information security risks. While our third-party service providers have procedures in place with respect to information security, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our third-party service providers. Disruptions or failures in the physical infrastructure or operating systems that our third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that our third-party service providers use to service our operations, could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our third-party service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our third-party service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our third-party service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Implementation of certain aspects of our investment strategy is dependent in part upon receiving exemptive relief from the SEC.

We and the Adviser intend to submit an exemptive application to the SEC to permit us to participate in negotiated co-investments with other funds managed by the Adviser in a manner consistent with our investment objectives, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to the conditions therein. However, there is no assurance that we will obtain such exemptive relief or, if such relief is granted, that it will be on terms favorable to us. If we are unable to obtain such relief, we may be unable to benefit from certain advantages in connection with our investment in certain CLOs where such advantages are dependent on our ability to invest alongside other accounts managed by the Adviser or its affiliates. In such case, we may be limited in our ability to effectively pursue our targeted investments.

Risks Related to Our Investments

Investing in Senior Secured Loans Involves Particular Risks.

We are expected to obtain exposure to underlying senior secured loans through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we may invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments are expected to consist primarily of CLO securities and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, such as in the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that our investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we intend to invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Our investments in the primary CLO market involve certain additional risks.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC” or lower or their equivalent in excess of applicable limits do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests (“OC Tests”). As a result, negative rating migration could cause a CLO to be out of compliance with its OC Tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant OC Test breaches are cured. This could have a negative impact on our NAV and cash flows.

Our investments in CLOs and other investment vehicles will result in additional expenses to us.

We will invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our Common Shares will invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

We intend to invest primarily in equity and junior debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow. The tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.

We will rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of the CLOs. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments.

In addition, the CLOs in which we intend to invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Increased competition in the market may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the precise effect of such competition cannot be determined, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. We can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

Interest Rate Risk.

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO, which could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense was to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.  An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk.  The CLOs in which we invest typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment.  As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase our exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives the effect of which is impossible to predict with certainty.

Credit Risk.

If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Prepayment Risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

Leverage Risk.

We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred stock and other structures and instruments, in significant amounts and on terms that the Adviser and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.

The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our Common Shares. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on the Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Highly Subordinated and Leveraged Securities Risk.

Our portfolio will include equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (9 – 13 times), and therefore the junior debt and equity tranches in which we are currently invested and in which we intend to invest are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we intend to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such

CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we intend to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities may be characterized as illiquid securities.

High-Yield (or “Junk”) and Lower-Rated Investments Risk.

We intend to invest primarily in securities that are rated below investment grade or not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized debt obligations (“CDO”) tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets/instruments. Securities that are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch, which are sometimes referred to as “high yield” or “junk.” High-yield debt securities will have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks of high-yield debt securities may include:

(1)	limited liquidity and secondary market support;
(2)	substantial marketplace volatility resulting from changes in prevailing interest rates;
(3)	subordination to the prior claims of banks and other senior lenders;
(4)	the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause us to reinvest premature redemption proceeds in lower-yielding debt obligations;
(5)	the possibility that earnings of the high-yield debt security issuer may be insufficient to meet its debt service;
(6)	the declining creditworthiness and potential for insolvency of the issuer of such high-yield debt securities during periods of rising interest rates and/or economic downturn; and
(7)	greater susceptibility to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding high-yield debt securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, we may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related senior loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the senior secured lender until the senior secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect our investment in the CLO’s securities.

Loan Assignment and Participations Risk.

We may acquire interests in loans either directly (by way of assignment (“Assignments”)) or indirectly (by way of participation (“Participations”)). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us in a portion of a debt obligation held by a selling institution (the “Selling Institution”) typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees to which it is entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

When we hold a Participation in a debt obligation, we may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

Liquidity Risk.

High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities)

decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Counterparty Risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If the CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under new CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.

In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we usually have a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

Risks of Default on Collateral.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

Risks of Loan Accumulation Facilities.

We may invest capital in loan accumulation facilities to acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities that employ leverage.

Bankruptcy Risk.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

Hedging Risks; Derivative Transactions Risk.

We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. We intend to use such Derivative Transactions primarily for hedging and risk management purposes although we may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems appropriate to do so. When investing in Derivative Transactions we expect to seek to manage our risk exposure to interest rates, credit spreads and corporate credit events. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by more traditional instruments. The risks related to Derivative Transactions include, among other things, imperfect correlation between the value of such instruments and the underlying assets, possible default of the other party to the transaction, illiquidity, leverage, market risk and regulatory risk. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions we could lose the entire amount of our investment; in other types of Derivative Transactions, such as short sales, the potential loss is theoretically unlimited.

The following is a general discussion of primary risk considerations concerning the use of Derivative Transactions that investors should understand before investing in our Common Shares.

Counterparty risk.  Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Market risk.  Market risk is a general risk, attendant to all investments, that the value of a particular investment will change in a way detrimental to our interests.

Management risk.  Derivative Transactions are highly specialized instruments that require investment techniques and risk analyses different from those associated with assets such as equities and bonds. The use of a derivative instrument requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to our portfolio and the ability to forecast price or interest rate movements correctly.

Correlation risk.  When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of our Common Shares.

Liquidity risk.  Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk.  Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk.  The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading.  Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value, or both. In addition, cleared derivative transactions benefit from daily market-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC or CFTC mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. OTC derivatives dealers have also become subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as us in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. As a result, many of the protections afforded to participants on organized exchanges and in a regulated environment have not been available in connection with these transactions. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

Failure of Futures Commission Merchants and Clearing Organizations.  We may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant,” or “FCM.” The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by us with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of our clearing broker. In addition, our assets may not be fully protected in the event of the clearing broker’s bankruptcy, as we would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, we would not be able to recover the full amount of assets deposited by the clearing broker on our behalf with the clearing organization.

Reinvestment Risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy the CLO’s covenants and identify acceptable assets may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash, either of which may reduce the yield that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. Either of the foregoing could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our Common Shares. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Risks of Non-U.S. Investing.

While we intend to invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Currency Risk.  Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

A portion of our income and fees may not be qualifying income for purposes of the income source test.

Some of the income and fees that we may recognize will not satisfy the qualifying income test applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in our Securities

Common shares of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our Common Shares will not decline below our NAV per share.

Common shares of closed-end management investment companies have in the past frequently traded at discounts to their NAVs and our Common Shares may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether Common Shares will trade above, at or below our NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell Common Shares purchased in the offering soon after the offering. In addition, if our Common Shares trade below our NAV, we will generally not be able to sell additional Common Shares to the public at market price without first obtaining the approval of our Common Stockholders (including our unaffiliated stockholders) and our Independent Directors (as defined below) for such issuance.

Our Common Share price may be volatile and may decrease substantially.

The trading price of our Common Shares may fluctuate substantially. The price of our Common Shares that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of any members of the Senior Investment Team;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our Common Share price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objectives within three to six months after the consummation of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock). See “— Risks Related to Our Investments — Leverage Risk” for details concerning how the asset coverage ratios are calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our Common Stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to our Common Shares, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our Common Stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our Common Shares or otherwise be in your best interest.

We are not generally able to issue and sell Common Shares at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell Common Shares at a price below the then current NAV per Common Share if the Board determines that such sale is in our best interests and a majority of our Common Stockholders approves such sale. In addition, we may generally issue new Common Shares at a price below NAV in rights offerings to existing Common Stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more Common Shares, then the percentage ownership of our Common Stockholders at that time will decrease, and you may experience dilution.

If we issue preferred stock, the NAV and market value of our Common Shares will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to our Common Stockholders. The issuance of preferred stock would likely cause the NAV and market value of our Common Shares to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of Common Shares would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of Common Shares than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of Common Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of Common Shares than if we were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for Common Shares. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Provisions of the General Corporation Law of the State of Delaware and our Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our Common Shares.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our Board has adopted a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board to classify or reclassify Common Shares in one or more classes or series, to cause the issuance of additional Common Shares, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of Common Shares that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investors in our initial public offering will incur dilution.

Our NAV as of June 30, 2014 was $157,713,979. Based on this NAV, and taking into account the approximately $8.9 million in expected additional capital contributions to us by our Parent Company prior to our conversion, our pro forma NAV immediately upon conversion to a corporation is approximately $166,585,545, or approximately $20.00 per Common Share assuming the distribution of approximately 8,329,277 Common Shares to the Trident V Funds and the Senior Investment Team. After giving effect to the sale of 5,158,784 Common Shares in this offering at an assumed public offering price of $20.00 per Common Share, and after deducting estimated offering expenses of $1 million payable by us, our as-adjusted NAV on a pro forma basis is expected to be approximately $268,761,219, or approximately $19.93 per Common Share, representing an immediate decrease in NAV of $0.07 per Common Share sold in this offering.

Given the risks described above, an investment in our Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Company.

USE OF PROCEEDS

The gross proceeds of this offering are expected to be approximately $103.2 million (or approximately $118.7 million if the underwriters exercise the over-allotment option in full) before payment of offering costs of $1 million (excluding the sales load and offering costs in excess of $1 million, which costs will be paid solely by the Adviser), of which approximately $382,470 is expected to be borne indirectly by Common Stockholders acquiring Common Shares in this offering, and the balance is expected to be borne indirectly by the Trident V Funds and Senior Investment Team as Common Stockholders. We intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

DISTRIBUTION POLICY

Regular Distributions

We intend to make regular quarterly cash distributions of all or a portion of our investment company taxable income to Common Stockholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). We anticipate declaring a dividend for the quarter ending September 30, 2014, payable to our Common Stockholders, including investors in this offering. Our quarterly dividends, if any, will be determined by our Board. Any dividends to our Common Stockholders will be declared out of assets legally available for distribution.

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Our expenses will be accrued each day. To the extent that our net investment income for any year exceeds the total quarterly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required. Over time, we expect that all of our investment company taxable income will be distributed.

Dividend and capital gains distributions generally are used to purchase additional Common Shares, subject to market conditions, pursuant to our DRIP Plan. See “Dividend Reinvestment Plan.” However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to our Common Stockholders whether they are reinvested in our Common Shares or received in cash.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to Common Stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of our Common Stockholders. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.

At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, Common Stockholders of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

RIC Tax Qualification

We intend to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our Common Stockholders in the form of dividends or capital gains distributions.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to Common Stockholders, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to Common Stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total monthly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide Common Stockholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Stockholders that is not attributable to our earnings but represents a return of part of the Common Stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Common Stockholder’s tax basis in our Common Shares (thus reducing a Common Stockholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gains assuming our Common Shares are held as a capital asset. Upon the sale of Common Shares, a Common Stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the Common Stockholder’s adjusted tax basis in our Common Shares sold. For example, in year one, a Common Stockholder purchased 100 Common Shares at $10 per share. In year two, the Common Stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Stockholder an adjusted basis of $9 per share. In year three, the Common Stockholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a Common Stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

CAPITALIZATION TABLE

The following table sets forth our capitalization as follows:

•	on an actual basis as of June 30, 2014;
•	on a pro forma basis to reflect the completion of the pre-conversion transactions and conversion described in “Business — Our Structure and Formation Transactions”; and
•	on a pro forma basis as adjusted to reflect the sale of 5,158,784 Common Shares in this offering at an assumed initial public offering price of $20.00 per share after deducting the $1 million in offering expenses payable by us.

	Eagle Point Credit Company LLC (Unaudited)	Eagle Point Credit Company Inc. (Unaudited)
	Actual	Pro Forma(1)	Pro Forma As Adjusted(2)
	(Dollars in Thousands Except Per Unit and Per Share Data)
Assets:
Cash and cash equivalents	$8,345	$17,216	$120,392
Investments at Fair Value	149,369	149,369	149,369
Total Assets	$157,714	$166,586	$269,761
Liabilities:
Other Liabilities	$0	$0	$1,000
Unitholders’ Equity
Total members’ capital	$157,714
Members’ capital per unit(3)	$63.09
Stockholders’ equity:
Common Shares, par value $0.001 per share; 100,000,000 shares authorized, actual; 0 shares issued and outstanding, actual; 8,329,277 shares issued and outstanding, pro forma; and 13,488,061 shares issued and outstanding, pro forma as adjusted		$8	$13
Capital in excess of par		166,578	243,748
Total stockholders’ equity		166,586	268,761
Pro forma NAV per share		$20.00	$19.93

(1)	Based on the June 30, 2014 NAV of the Company, after reflecting the completion of the pre-conversion transactions and conversion described in “Business — Our Structure and Formation Transactions”, and assuming a public offering price of $20.00 per Common Share.
(2)	Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriting option to purchase additional shares).
(3)	As of June 30, 2014, there were 2,500,000 Units outstanding.

Dilution

Our NAV as of June 30, 2014 was $157,713,979. Based on this NAV, and taking into account the approximately $8.9 million in expected additional capital contributions to us by our Parent Company prior to our conversion, our pro forma NAV immediately upon conversion to a corporation is approximately $166,585,545, or approximately $20.00 per Common Share assuming the distribution of approximately 8,329,277 Common Shares to the Trident V Funds and the Senior Investment Team. After giving effect to the sale of 5,158,784 Common Shares in this offering at an assumed public offering price of $20.00 per Common Share, and after deducting estimated offering expenses of $1 million payable by us, our as-adjusted NAV on a pro forma basis is expected to be approximately $268,761,219 million, or approximately $19.93 per Common Share, representing an immediate decrease in NAV of $0.07 per Common Share sold in this offering.

The following table illustrates the dilution to our Common Shares on a per share basis, taking into account the assumptions set forth above:

Assumed offering price per Common Share	$20.00
Pro forma NAV per Common Share upon our conversion into a corporation and before giving effect to this offering	$20.00
As-adjusted pro forma NAV per Common Share after giving effect to this offering	$19.93
Dilution to Common Stockholders	$0.07

BUSINESS

Eagle Point Credit Company LLC is a newly organized, non-diversified, externally managed closed-end management investment company that has registered as an investment company under the 1940 Act.

Investment Objectives

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We will seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade securities are also sometimes referred to as “junk” securities. These investment objectives may be changed by our Board without prior approval of our Common Stockholders.

Investment Strategy

In the primary CLO market (i.e., when we acquire securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., when we acquire existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

We intend to pursue a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;
•	utilization of our methodical and rigorous investment analysis and due diligence process;
•	active involvement at the CLO structuring and formation stage; and
•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we expect to be generally able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a broad and diverse portfolio of CLO securities across a number of key categories, including by:

•	number of borrowers underlying each CLO;
•	industry type of a CLO’s underlying borrowers;
•	number and investment style of CLO collateral managers; and
•	CLO vintage period.

The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if the Adviser believes it is in our best interest to do so.

CLO Overview

Our investment portfolio is expected to be comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including, among others, second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 – 5 years). In cash flow CLOs, which are the type of CLOs we intend to target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price), of the collateral. These covenants include, among others, collateral coverage tests, interest coverage tests and collateral quality tests.

CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. The CLO equity tranche is unrated and typically represents approximately 8% – 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and sales.

Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 – 5 years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value through a combination of (1) their credit expertise and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period. The Adviser believes this is generally beneficial to holders of the CLO’s equity.

CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests (“OC Tests”) and interest coverage tests (“IC Tests”). The OC Tests and IC Tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an OC Test or IC Test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

Overview of Senior Secured Loans

Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to S&P Capital IQ, as of June 30, 2014, the amount of institutional senior secured loans outstanding reached a new high of $758 billion.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs represent the largest source of capital for institutional senior secured loans, representing a range of approximately 33% to 54% of the demand for newly issued highly leveraged loans during the years 2002 - 2013 and for the first half of 2014, according to S&P Capital IQ.

Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating-rate debt securities. Today, many senior secured loans have a LIBOR floor, which is currently set above the current market level for LIBOR.

We believe that senior secured loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:

•	Senior: Senior position in a company’s capital structure
•	Secured: First lien security interest in a company’s assets
•	Floating Rate: Reduces interest rate risk associated with fixed rate bonds
•	Low LTV: On average, senior secured loans have a loan-to-value ratio of approximately 40% – 60% at the time of origination

The table below depicts a representative capital structure for a company issuing a senior secured loan and illustrates the cushion provided by subordinated debt and equity capital.

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12 month default rate on by principal amount on the S&P/LSTA Leveraged Loan Index from December 31, 2000 – June 30, 2014. The average lagging 12-month default rate during this period of time was 3.1% and the lagging 12-month default rate as of June 30, 2014 was 4.4%. Excluding the April 2013 bankruptcy of Energy Future Holdings (a loan issued in 2007), the default rate as of June 30, 2014 would be 1.08%.

Over time, the senior secured loan market has experienced relatively consistent total returns for the senior secured loan market. Specifically, from a total return perspective, since 2001 the S&P/LSTA Leveraged Loan Index experienced only one down year (2008) yet still delivered a positive total return for the two year period ended December 31, 2009.

CLO Market Opportunity

We believe that CLO securities represent a large and attractive market. According to Thomson Reuters LPC, as of June 30, 2014, the aggregate principal balance of the U.S. CLO market was approximately $335 billion based on a universe of 809 CLOs. The chart below illustrates annual CLO issuance according to S&P Capital IQ. In 2013, according to S&P Capital IQ, CLO issuance reached $83 billion, the highest level of issuance since 2007.

As CLO securities are somewhat complex and because most investors do not have the requisite experience, skills and resources in-house to devote to fully understanding the asset class, many investors have little to no exposure to CLO securities. We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally.

Based on the Adviser’s analysis of available market data, the Adviser believes that only approximately 4% of U.S. cash flow CLOs issued between 2002 and 2011 will have a negative internal rate of return, or “IRR,” whereas nearly half of such CLOs are projected to have IRRs over 15%.

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments. In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments to complement the CLO equity investments that we make.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.
•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life.
•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates after LIBOR has increased above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk.
•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with it covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets.

CLO securities are also subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities with a proven track record. The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success. We believe that the combination of the Adviser’s broad and often longstanding relationships with CLO collateral managers and our relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.
•	Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
•	Methodical and rigorous investment process. The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “— Investment Process.”
•	Efficient vehicle for gaining exposure to CLO equity. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy.
•	Alignment of Interests. The Trident V Funds, which are managed by Stone Point (an affiliate of the Adviser), are expected to hold 61.43% of our Common Shares, and the Adviser and the Senior Investment Team are expected to hold an aggregate of 1.50% of our Common Shares as of the completion of this offering on a pro forma basis, assuming the issuance of 5,158,784 Common Shares in this offering at a public offering price of $20.00 per Common Share. Our Common Shares held by the Trident V Funds, the Adviser and the Senior Investment Team are subject to restrictions on sale as described in “Management — Lock-Up Arrangements.” Their significant holdings of our Common Shares align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate. See “Management — Management Fee and Incentive Fee.”

Investment Process

The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser seeks to implement its investment process, described below, in a methodical and disciplined fashion.

Proactive Sourcing of Investment Opportunities

The Senior Investment Team maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. The Adviser believes that there are in excess of 75 active CLO collateral managers. The Adviser has met or conducted calls with the majority of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade.

The Adviser takes a partnership approach with CLO collateral managers, seeking to serve as a knowledgeable, value-added and stable long-term capital provider that will invest, in many instances, in scale. The Senior Investment Team’s first-hand relationships with, and knowledge of, CLO collateral managers and their past investment activities and behavior is supplemented by utilizing the Adviser’s customized database of performance statistics on over 650 U.S. cash flow CLOs issued since 1999.

Investment Analysis and Due Diligence

The Adviser employs a methodical and rigorous investment analysis and due diligence process that we believe is more akin to a private equity style approach than to the typical process used by many investors in freely tradable fixed income securities, such as CLO equity and debt. The Adviser views its investment analysis and due diligence process as broadly being comprised of four key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the quality of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance across both CLO and total return strategies, and (4) analysis of the particular CLO’s structure, including the negotiation of terms and protections where appropriate.

In its intensive investment analysis and due diligence, the Adviser has a “minimize surprises/trust but verify” philosophy which typically includes, among other activities, requesting that prospective CLO collateral managers complete an extensive questionnaire, the Adviser recalculating historical investment returns based on data provided by third parties and the CLO collateral manager and the utilization of a third-party firm to conduct background checks on the key entities and professionals associated with the CLO collateral manager.

CLO Structural Analysis and Valuation

Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers and the Adviser believes that its first-hand experience with and knowledge of CLO structures is a core competency. The Adviser believes that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.

When we make a significant primary market investment in a particular CLO tranche, we expect to be generally able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”

Monitoring

Active investment monitoring is a critical component of the Adviser’s risk management and mitigation objectives. Such monitoring also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments.

From data contained primarily within the CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period), the Adviser updates its internal portfolio monitoring report. This report contains a summary of key metrics we analyze for each CLO security as well as a listing of watch list credits within each CLO that out Adviser has identified based on its screens and general market intelligence as well as from communications with the CLO collateral managers. The Adviser then typically holds regular monthly calls with the CLO collateral managers to discuss the watch list credits and portfolio activity as well as loan market and CLO market developments. Additional factors that the Adviser actively monitors, which these regular calls help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments at the CLO collateral manager which may impact future performance.

In addition, the Adviser reviews the quarterly CLO cash distributions received and analyzes the reason for any deviations from the Adviser’s projections. The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, however, the Adviser may sell positions if circumstances have changed from the time of underwriting or if the Adviser deems doing so is in our best interest.

Initial Portfolio

On June 6, 2014, our Parent Company contributed a portfolio of CLO equity, debt and related investments to us in exchange for all 2,500,000 of our outstanding Units. As described further under “— Our Structure and Formation Transaction,” this contributed portfolio was comprised of a pro rata portion of each investment held by the Private Fund on the date of contribution. In addition, our Parent Company intends to make an additional capital contribution to us of approximately $8.9 million prior to our conversion to a corporation which will increase the value of the Units that we had previously issued to our Parent Company.

As of June 30, 2014, our investment portfolio consisted of 17 CLO equity, debt and related investments. These investments have 10 different CLO collateral managers. As of June 30, 2014, these investments had an aggregate fair value of $149.4 million. Below is a description of the portfolio investments that we held as of June 30, 2014:

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Total Investments
CLO Debt
THL Credit Wind River 2014-1 CLO Ltd.	Class E Notes	$2,125,000	4/18/2026	$1,939,063	$1,949,372	1.31%
Marathon CLO VI Ltd.	Class C Notes	1,062,500	5/13/2025	1,007,250	1,010,560	0.68%
Marathon CLO VI Ltd.	Class D Notes	1,275,000	5/13/2025	1,171,215	1,181,647	0.79%
				4,117,528	4,141,579	2.78%
CLO Equity(2)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	12,325,000	1/15/2024	11,080,175	10,329,877	6.92%
Sheridan Square CLO, Ltd.	Subordinated Notes, Residual Interest	5,517,775	4/15/2025	5,221,491	5,190,942	3.48%
CIFC Funding 2013-II, Ltd.	Subordinated Notes, Residual Interest	12,325,000	4/18/2025	10,511,392	12,930,959	8.66%
CVC Apidos XIV	Subordinated Notes, Residual Interest	11,177,500	4/15/2025	10,269,328	10,951,559	7.33%
THL Credit Wind River 2013-2 CLO Ltd.	Subordinated Notes, Residual Interest	11,462,250	1/18/2026	10,192,212	10,717,204	7.17%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Notes	1,275,000	1/18/2026	451,912	585,013	0.39%
Babson CLO Ltd. 2013-II	Subordinated Notes, Residual Interest	12,939,125	1/18/2025	11,391,261	12,130,699	8.12%
CIFC Funding 2014, Ltd.	Subordinated Notes, Residual Interest	11,687,500	4/18/2025	10,612,595	11,258,032	7.54%
Marathon CLO VI Ltd.	Subordinated Notes, Residual Interest	2,975,000	5/13/2025	2,856,000	2,891,700	1.94%
				72,586,366	76,985,985	51.55%

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Total Investments
CLO Loan Accumulation Facilities
Eaton Vance 2014-A, Ltd.	Preference Shares, Residual Interest	12,632,555	8/29/2016	12,750,000	13,466,418	9.02%
Birchwood Park CLO, Ltd.	Preference Shares, Residual Interest	21,250,000	1/6/2017	21,250,000	22,486,978	15.04%
Apidos CLO XIX	Preference Shares, Residual Interest	8,500,000	5/22/2017	8,500,000	8,563.368	5.73%
Cutwater 2014-I, Ltd.	Junior Notes, Residual Interest	12,750,000	4/18/2015	12,750,000	13,031,269	8.72%
Mountain View CLO 2014-1 Ltd.	Convertible Subordinated Notes, Residual Interest	10,625,000	5/25/2016	10,625,000	10,693,543	7.16%
				65,875,000	68,241,576	45.67%
Total investments at fair value as of June 30, 2014				$142,578,894	$149,369,140	100.00%

(1)	Fair value has been approved by the Board in accordance with the Company's valuation policies and procedures.
(2)	CLO Equity includes CLO subordinated notes and Class M notes. Fair value includes the value of fee rebates on CLO subordinated notes.

A summary of the collateral characteristics of the CLO equity and other unrated investments as of June 30, 2014 is provided below:

Number of unique underlying borrowers	854
Largest exposure to any individual borrower	0.82%
Average individual borrower exposure	0.12%
Top 10 largest borrowers	6.54%
Aggregate exposure to senior secured loans	96.03%
Average loan spread	3.74%
Average LIBOR floor	0.96%
Percentage of loans with LIBOR floors	96.48%
Average credit rating of underlying collateral	B+/B
Average maturity of underlying collateral	5.8 years
U.S. dollar currency exposure	100.00%

Our Structure and Formation Transactions

We were organized as a Delaware limited liability company on March 24, 2014, and intend to convert into a Delaware corporation prior to the effectiveness of the registration statement of which this prospectus forms a part. Prior to our conversion to a Delaware corporation, we are a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Islands exempted company which is our Parent Company. Our Parent Company is a wholly owned subsidiary of the Private Fund. The chart below shows the relationship between us, our Parent Company, the Private Fund, the Trident V Funds and certain other persons prior to our conversion to a corporation.

On June 5, 2014, the Trident V Funds and the Senior Investment Team elected to effectively exchange a percentage of their interests in the Private Fund for Common Shares upon our conversion from a limited liability company into a corporation. To give effect to this election, on June 6, 2014, our Parent Company contributed a pro rata portion of each of its CLO and related portfolio investments that it held as of such date to us — the portion of each investment contributed in this manner reflected a portion of the aggregate percentage of interests in the Private Fund (via its feeder funds) that the Trident V Funds and Senior Investment Team had elected to effectively exchange for Common Shares. In addition, our Parent Company intends to make an additional capital contribution to us of approximately $8.9 million prior to our conversion to a corporation which will increase the value of the Units that we had previously issued to our

Parent Company. Because our Parent Company contributed a pro rata portion of each investment that it held as of June 6, 2014, our Parent Company retained, and may continue to hold, an interest in each of the investments that it contributed to us prior to the initial filing of our registration statement with the SEC.

Until such time as we convert into a corporation, our Parent Company will retain all of our Units (and will remain our sole member). Prior to the completion of the offering, the Units held by our Parent Company will be converted into Common Shares at the time of our conversion into a corporation based on our NAV calculated as of the closest practicable date to our conversion and at a price per Common Share equal to the public offering price per Common Share in this prospectus and will be distributed to the Trident V Funds and the Senior Investment Team in accordance with their elections as a redemption in-kind out of the Private Fund (and its feeder funds). Assuming a public offering price per Common Share of $20.00 and based on our June 30, 2014 NAV, the Trident V Funds and the Senior Investment Team will be distributed an aggregate of approximately 8,329,277 Common Shares on a pro forma basis after giving effect to the pre-conversion transactions described under “Business — Our Structure and Formation Transactions” and upon our conversion to a corporation. In addition, the Adviser and the Senior Investment Team intend to acquire, in the aggregate, approximately 158,784 additional Common Shares in connection with this offering in exchange for cash contributions of approximately $2,000,000 and $1,175,674, respectively. Our Common Shares held by the Trident V Funds, the Adviser and the Senior Investment Team will be subject to certain lock-up restrictions as described under “Management — Lock-Up Arrangements.”

Adviser Historical Performance

As described in more detail under “— Our Structure and Formation Transaction” and “— Initial Portfolio,” a pro rata portion of each investment held by the Private Fund as of June 6, 2014 was contributed to us prior to the initial filing of our registration statement with the SEC. The Private Fund is a privately offered fund, which was organized in November 2012, and is managed by the Adviser pursuant to investment objectives, policies and strategies substantially similar to ours. As a result of the contribution of a pro rata portion of the Private Fund’s investments to us, and given the mid-period contribution, we adopt the performance history of the Private Fund through June 30, 2014. While the Adviser managed the Private Fund in a manner that, in all material respects, complied with our investment guidelines and restrictions, the Private Fund is not registered as an investment company under the 1940 Act. Accordingly, the Private Fund was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Code which, if applicable, might have adversely affected its performance.

Set forth below is this performance history for the periods specified below. The net returns shown herein reflect the net returns of the Private Fund’s investment portfolio (taking into account all investment and transaction-related costs, operating expenses of the Private Fund, and the Private Fund’s management fee and incentive allocation, which, for the periods shown, were greater than what our fees and expenses, as set forth in this prospectus, would have been for such period). This historical performance information is provided to illustrate the past performance of the pro rata portfolio contributed to us by our Parent Company as managed by the Adviser. The performance information shown below should not be considered as an indication of our future performance or that of the Adviser. Past performance is no guarantee of future results.

Historical Net Returns

Year	Net Return (%)
2012(1)	1.87%
2013	23.41%
2014 YTD(2)	7.79%
Since Inception (Annualized)	21.16%

(1)	Returns are for the month of December.
(2)	Returns are for the period January 1, 2014 through June 30, 2014.

Source: Eagle Point Credit Management.

Other Investment Techniques

Leverage.  We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage in an amount up to 19% of our total assets (as determined immediately after the leverage is incurred) through the issuance of preferred stock or by entering into a credit facility, within the first twelve months following the completion of this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Capital Structure — Preferred Stock.”

While we anticipate incurring a certain amount of leverage within the first twelve months following the completion of this offering, we may use leverage opportunistically and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock and/or credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our Common Stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors — Risks Related to Our Investments — Leverage Risk.” The Adviser intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that we will borrow in order to leverage our assets or, if it does borrow, what percentage of our assets such borrowings will represent.

Leverage creates risks which may adversely affect the return for the holders of Common Shares, including:

•	The likelihood of greater volatility of NAV and market price of Common Shares;
•	Fluctuations in the interest rates on borrowings and short-term debt;
•	Increased operating costs, which may reduce our total return to the holders of Common Shares.
•	The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by Common Stockholders; and
•	The potential for a decline in the value of an investment acquired through leverage, while our obligations under such leverage remain fixed.

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stockholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain our leveraged position if it expects that the long-term benefits to our Common Stockholders of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred stock or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred stock or notes involves offering expenses and other costs and may limit our freedom to pay distributions on Common Shares or to engage in other activities. All costs of offering and servicing any of the leverage methods we may use will be borne entirely by our Common Stockholders. The interests of persons with whom we enter into leverage arrangements (such as bank lenders, note holders and preferred stockholders) will not necessarily be aligned with the interests of our Common Stockholders and such persons will generally have claims on our assets that are senior to those of our Common Stockholders.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue preferred shares or notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as it otherwise could have, which could reduce our investment returns. In addition, we expect that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Stockholders to change fundamental investment policies.

Our willingness to utilize leverage, and the amount of leverage we will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of our Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — Leverage Risk.”

Preferred Stock.  We are authorized to issue 20,000,000 shares of preferred stock and we may issue preferred stock within our first twelve months of operation following the completion of this offering. If we issue preferred stock, costs of the offering will be borne immediately at such time by the Common Stockholders and result in a reduction of the NAV per Common Share at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of the preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of Capital Structure — Preferred Stock.”

Leverage Effects.  The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Assuming that leverage will represent approximately 19% of our total assets (which includes the amounts of leverage obtained through preferred stock and/or borrowings) at a projected combined annual preferred dividend and/or interest rate of 8.00%, the rate or return on our investments would need to exceed 1.26% in order to cover the leverage costs of the amount borrowed and dividend payments on preferred stock issued. While we anticipate incurring a certain amount of leverage within the first twelve months following the completion of this offering, we may use leverage opportunistically or not at all and may choose to increase or decrease our leverage.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total return of Common Shares, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in our portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we expect to experience. Actual returns may be higher or lower than those appearing in the table. The table further assumes that we incur leverage representing 19% of our total assets (which includes the leverage incurred) and a projected combined annual preferred dividend and/or interest rate of 8.00%.

Assumed portfolio return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Share return	-13.35%	-7.42%	-1.49%	4.44%	10.37%

“Corresponding Common Share return” is composed of two elements: Our net investment income and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the interest we receive on our debt security investments is entirely offset by losses in the value of those investments.

If we issue preferred stock, the amount of fees paid to the Adviser for its services will be higher than if we do not issue preferred stock because the fees paid are calculated based on our Total Equity Base (which includes the paid-in capital of our preferred stock). Therefore, the Adviser has a financial incentive for us to issue preferred stock, which creates a conflict of interest between the Adviser and Common Stockholders, as only our Common Stockholders would bear the fees and expenses incurred through the issuance of preferred stock.

Derivative Transactions.  We may engage in “Derivative Transactions,” as described below. To the extent we engage in Derivative Transactions, we expect to do so for hedging purposes and not for speculative purposes, although we may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. In particular, we may use Derivative Transactions to hedge against interest rate and/or credit risks. No assurance can be given that our hedging strategy and our use of derivatives will be successful. Successful use of Derivatives Transactions is subject to the ability of the Adviser, among other things, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, our investment performance would diminish compared with what it would have been if these hedging techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a derivative position may fail to correlate or correlate imperfectly with the price of the asset or liability being protected. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks.

We generally expect to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, protect the value of our portfolio, facilitate the sale of certain securities for investment purposes, manage our effective interest rate exposure, manage the effective maturity or duration of our portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. We have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Regulation 4.5 under the CEA promulgated by the CFTC and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — Hedging Risks; Derivative Transactions Risk.”

Illiquid Transactions.  Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position.  We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates.  In certain instances, we may co-invest on a concurrent basis with affiliates of the Adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. In certain cases, such co-investments may require exemptive relief from the SEC. If we elect to seek such relief, there can be no assurance when, or if, such relief may be obtained.

Closed-End Fund Structure

Common shares of closed-end funds frequently trade at prices lower than their NAV. We cannot predict whether our Common Shares will trade at, above or below NAV. In addition to NAV, the market price of our Common Shares may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that our Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Stockholders, the Board, in consultation with the Adviser may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our Common Shares trading at a price equal to or close to NAV per Common Share. See “Description of Capital Structure — Repurchase of Shares and Other Discount Measures.”

Competition

We compete for investments in CLO securities with other investment funds (including business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.

Additionally, because competition for higher yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Adviser’s deep and highly-specialized CLO market experience, longstanding relationships with many CLO collateral managers and willingness to commit to a significant portion of a CLO tranche.

MANAGEMENT

Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed Eagle Point Credit Management as our investment adviser.

The Adviser

Eagle Point Credit Management is our investment adviser and will manage our investments, subject to the supervision of the Board, pursuant to an Investment Advisory Agreement. The Adviser is registered as an investment adviser with the SEC and, as of June 30, 2014, had approximately $565.1 million of committed assets under management for investment in CLO securities and related investments. From November 2012 through June 30, 2014, the Adviser has invested, across multiple accounts, $663.2 million in 63 CLO securities and related investments with an aggregate stated face value of $710.5 million. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point, as investment manager of the Trident V Funds. Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused exclusively on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised six private equity funds with aggregate committed capital of approximately $13 billion. The Trident V Funds are a group of private equity funds managed by Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. In addition, the Senior Investment Team holds an indirect ownership interest in the Adviser. The Adviser is governed by a Board of Directors, which is comprised of Mr. Majewski and certain principals of Stone Point. See “— Investment Committee.” The Adviser is located at 20 Horseneck Lane, Greenwich, CT 06830.

In addition to managing our investments, the Adviser manages investment accounts for other clients, including the Private Fund, which is a privately offered pooled investment vehicle that pursues many of the same investment opportunities that we pursue. The Private Fund was established in November 2012 and as of June 30, 2014, had aggregate committed capital of $440 million. Our Parent Company is a subsidiary of the Private Fund. As described under “Business — Our Structure and Formation Transaction” and “Business — Initial Portfolio,” a ratable portion of each investment held by the Private Fund has been contributed to us (via our Parent Company) in connection with this offering and the Trident V Funds and Senior Investment Team (who hold interests in the Private Fund) will be our initial stockholders once we convert into a corporation and immediately prior to our initial public offering. We believe the expertise of the Adviser the nature of the investments contributed to us, and the quality of the Adviser’s investment strategy and process are reflected in the historical performance of the Private Fund, which consists of the portfolio contributed to us by the Parent Company, as managed by the Adviser, and which has an investment strategy and investment objectives that are equivalent to ours in all material aspects. The annualized net return for the Private Fund from its first full month after inception, December 2012, through June 30, 2014, was 21.16%, as described under “Business — Adviser Historical Performance.” Past performance is not a guarantee of future results.

The Adviser’s affiliation with Stone Point and the Trident V Funds, and the Adviser’s management of the Private Fund, give rise to certain conflicts of interest. See “Conflicts of Interest.”

Investment Advisory Agreement.  Subject to the overall supervision of the Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, Eagle Point Credit Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Eagle Point Credit Management’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in our semi-annual report for the period ended June 30, 2014.

Duration and Termination.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after the initial two-year period) by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification.  The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Lock-Up Arrangements

The Trident V Funds are expected to hold approximately 8,286,061 Common Shares on a pro forma basis as of the completion of this offering. In addition, the Adviser and members of the Senior Investment Team are expected to hold, in the aggregate, 202,000 Common Shares as of the completion of this offering. The Trident V Funds and the Senior Investment Team will be restricted from selling the approximately 8,286,061 and 43,216 Common Shares, respectively, distributed to them in connection with our conversion into a corporation for a period of 180 days following the completion of this offering. The Senior Investment Team will also be restricted from selling the 58,784 Common Shares expected to be acquired by them in connection with this offering for a period of 180 days following completion of this offering.

In addition, the Adviser intends to acquire 100,000 Common Shares in connection with our initial public offering and will be restricted from selling those Common Shares for a period of two years following the completion of the offering.

License Agreement

We have entered into the License Agreement with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the “Eagle Point Credit” name and logo. Under the License Agreement, we have a right to use the “Eagle Point Credit” name and logo, for so long as the Adviser or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the Adviser in the case of certain events of non-compliance. Other than with respect to this license, we have no legal right to the “Eagle Point Credit” name and logo.

Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” means the NAV of our Common Stockholders and the paid-in capital of our preferred stock, if any. These management fees are paid by our Common Stockholders and are not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Base management fees for any partial calendar quarter will be appropriately pro-rated. The base management fee does not increase when we borrow funds, but will increase if we issue preferred stock, which we may do within the first twelve months following the completion of this offering.

In addition, we will pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Eagle Point Administration, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our NAV per quarter (8.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the 1.75% base management fee.

The incentive fee is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.0125%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% × (2.0125% – 2.00%)

= 100.0% × 0.0125%

= 0.0125%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.5625%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is a incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))

= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))

= 0.5000% + .0125%

= 0.5125%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Portfolio Managers

We are managed by members of the Senior Investment Team. The Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Collectively, members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;
•	a lead CLO structurer and collateralized debt obligation workout specialist at an investment bank;
•	a CLO equity and debt investor;
•	a principal investor in CLO collateral management firms; and
•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the Senior Investment Team, each of whom has served as a portfolio manager since our inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is a Managing Partner and founder of Eagle Point Credit Management. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Investment Committee and Board of Directors. Mr. Majewski’s experience in the CLO market dates back to the 1990s.

Prior to joining Eagle Point Credit Management in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLOs at RBS Securities Inc. (“RBS”) from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLOs at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski has a B.S. in accounting from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of Eagle Point Credit Management. He is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining Eagle Point Credit Management in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated Magna Cum Laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of Eagle Point Credit Management. He is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved with investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 17 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining Eagle Point Credit Management in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the U.S. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner began his career as an investment banker in the Financial Institutions Group at JPMorgan Securities Inc., where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of June 30, 2014. Each of the accounts is subject to a performance fee, except one account listed under “other accounts” with total assets of $25.4 million.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles(1)		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	1	$149.4	1	$439.6	3	$125.5
Daniel W. Ko	1	149.4	1	439.6	3	125.5
Daniel M. Spinner	1	149.4	1	439.6	3	125.5

(1)	Includes the assets of the Company (which are also included under the heading “Registered Investment Companies”) as the Company was an indirect subsidiary of the Private Fund, a privately offered pooled investment vehicle, as of June 30, 2014.

Compensation.  The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s Board of Directors, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.  The table below sets forth the dollar range of the value of our Common Shares that are owned beneficially by each portfolio manager as of June 30, 2014 and upon our conversion into a corporation and the dollar range of the value of Common Shares expected to be beneficially owned by each portfolio manager immediately after the completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company as of June 30, 2014(1)	Pro Forma Dollar Range of Equity Securities in the Company (upon Conversion into a Corporation)(1)	Pro Forma Dollar Range of Equity Securities in the Company (after Completion of Offering)(1)
Thomas P. Majewski	None	$500,001 – $1,000,000	over $1,000,000
Daniel W. Ko	None	$100,001 – $500,000	$500,001 – $1,000,000
Daniel M. Spinner	None	$100,001 – $500,000	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

The members of the Senior Investment Team are restricted from selling our Common Shares held by them as of the completion of this offering for a period of 180 days following the completion of this offering.

Investment Committee

The Adviser has an Investment Committee comprised of Mr. Majewski, Mr. James Carey, Ms. Meryl Hartzband and Mr. James Matthews. The Investment Committee is responsible for the overall investment management activities of the Adviser. Mr. Majewski’s biographical information is included above under “— Portfolio Managers” and Mr. Matthews’ biographical information is included under “Directors and Officers — Additional Information about the Directors” below. Biographical information regarding each other member of the Investment Committee is summarized below:

James D. Carey.  Mr. Carey is a Senior Principal of Stone Point and a member of the Investment Committees of the Trident family of funds managed by Stone Point (the “Trident Funds”). He joined Stone Point in 1997 from Merrill Lynch & Co., where he was an Associate in the Financial Institutions Investment Banking Group from 1995 to 1997. Prior to joining Merrill Lynch & Co., Mr. Carey was a corporate attorney with Kelley Drye & Warren LLP. Mr. Carey serves as a director for Eagle Point Credit Management. He is also a director of companies in which the Trident Funds have invested, including Enstar Group Limited, Citco III Limited, Merchant Capital Solutions LLC, Pierpont Securities LLC, Privilege Underwriters, Inc. and Sedgwick Claims Management Services, Inc.

Mr. Carey holds a B.S. from Boston College, a J.D. from Boston College Law School and an M.B.A. from the Duke University Fuqua School of Business.

Meryl D. Hartzband.  Ms. Hartzband is the Chief Investment Officer of Stone Point and a member of the Investment Committees of the Trident Funds. Before joining Stone Point in 1999, Ms. Hartzband was a Managing Director at J.P. Morgan & Co., where, during a 16-year career, she specialized in managing private equity investments in the financial services industry. Ms. Hartzband worked closely with Stone Point and its predecessor operations during her tenure at J.P. Morgan & Co. in connection with that firm’s role as co-sponsor of Trident I and of most of the platform’s pre-Trident investments. Ms. Hartzband serves as a director for Eagle Point Credit Management. She is also a director of companies in which the Trident Funds have invested, including SKY Harbor Capital Holdings LLC, and is a former director of several portfolio companies of the Trident Funds, including Alterra Capital Holdings Limited and AXIS Capital Holdings Limited. She also previously served as a director of ACE Limited and St. Paul Travelers Companies, Inc.

Ms. Hartzband holds a B.A. from Cornell University and an M.B.A. from the Columbia University Graduate School of Business.

The Administrator

We have entered into an Administration Agreement, pursuant to which Eagle Point Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, Eagle Point Administration will perform, or arrange for the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Eagle Point Administration provides us with accounting services; assists us in determining and publishing our NAV; oversees the preparation and filing of our tax returns; monitors our compliance with tax laws and regulations; and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website; provides support for our investor relations; generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others; and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Financial Officer and CCO and our allocable portion of the compensation of any administrative support staff. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to Eagle Point Administration and by Eagle Point Administration upon not less than 90 days’ written notice to us. The Administration Agreement will be approved by the Board, including by a majority of the Independent Directors, on an annual basis, subject to an initial two-year term.

Limitation on Liability and Indemnification.  The Administration Agreement provides that Eagle Point Administration and its officers, directors, employees agents, control persons and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration

Agreement also provides for indemnification by us of Eagle Point Administration’s members, directors, officers, employees, agents, control persons and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

Custodian and Transfer Agent

Deutsche Bank Trust Company Americas is our custodian, holds our assets, settles all portfolio trades and collects most of the valuation data required for calculating our NAV.

American Stock Transfer & Trust Company, LLC is our transfer agent and dividend disbursing agent.

DIRECTORS AND OFFICERS

Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our Directors may appoint officers who assist in managing our day-to-day affairs.

The Board

The Board currently consists of six members. The term of one class expires each year commencing with the first annual meeting following this initial public offering of our Common Shares. The terms of Messrs. Appleby and Weiss expire at the first annual meeting following this public offering; the terms of Messrs. Matthews and Tramontano expire at the second annual meeting; and the terms of Messrs. Majewski and McDonald expire at the third annual meeting. Subsequently, each class of Directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Directors for up to a two-year period.

The Directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those Directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those Directors who are “interested persons” of the Company. Certain of our officers and Directors also are officers or managers of the Adviser.

The business address of each Director and officer is c/o Eagle Point Credit Company LLC, 20 Horseneck Lane, Greenwich, CT 06830.

Interested Directors

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Company Complex Overseen by Director	Other Directorships Held by the Director
Thomas P. Majewski Age: 40	Director and Chief Executive Officer	Since 5/2014	Managing Partner of the Adviser since 09/2012; Managing Director and U.S. Head of CLOs at RBS Securities Inc. from 09/2011 to 09/2012; President of AMP Capital Investors (US) Ltd. from 08/2010 to 09/2011; Partner at AE Capital Advisers (US) LLC from 04/2008 to 08/2010.	1	0
James R. Matthews Age: 47	Director and Chairperson of the Board	Since 5/2014	Principal of Stone Point since 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from 2007 to 2011.	1	0

Independent Directors

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Company Complex Overseen by Director	Other Directorships Held by the Director
Scott W. Appleby Age: 50	Director	Since 5/2014	President of Appleby Capital, Inc. since 2009.	1	0
Kevin F. McDonald Age: 48	Director	Since 5/2014	CEO and Principal of Taylor Investment Advisors, LP since 2001.	1	0
Paul E. Tramontano Age: 52	Director	Since 5/2014	CEO of Constellation Wealth Advisors LLC since 2007.	1	0
Jeffrey L. Weiss Age: 53	Director	Since 5/2014	Private Investor since 2012; Global Head of Financial Institutions at Barclays from 2008 to 2012.	1	0

(1)	The business address of each our Directors is c/o Eagle Point Credit Company LLC, 20 Horseneck Lane, Greenwich, CT 06830.

Officers

Information regarding our officers:

Name and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Thomas P. Majewski Age: 40	Director and Chief Executive Officer	Since Inception	Managing Partner of the Adviser since 09/2012; Managing Director and U.S. Head of CLOs at RBS Securities Inc. from 09/2011 to 09/2012; President of AMP Capital Investors (US) Ltd. from 08/2010 to 09/2011; Partner at AE Capital Advisers (US) LLC from 04/2008 to 08/2010.

Name and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 46	Chief Financial Officer, Chief Compliance Officer and Secretary	Since 7/2014	Chief Financial Officer and Chief Compliance Officer of the Adviser since 7/2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from 9/2008 to 7/2014; Chief Financial Officer of Sailfish Capital, from 12/2006 to 8/2008.

The address for each of our officers is c/o Eagle Point Credit Company LLC, 20 Horseneck Lane, Greenwich, CT 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

Additional Information about the Directors

In addition to the description of each Director’s “Principal Occupation(s)” and “Other Directorships” set forth above, the following provides further information about each Director’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Directors is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “— Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors.

Independent Directors

Scott W. Appleby.  Mr. Appleby is the President of Appleby Capital, Inc. and has more than 20 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, he has written on global exchanges, alternative asset managers and financial technology. He was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.

Kevin F. McDonald.  Mr. McDonald is a Principal of Taylor Investment Advisors, LP. Prior to co-founding Taylor Investment Advisors, Mr. McDonald was a Director at Larch Lane Advisors LLC, an alternative asset management firm specializing in multi-manager hedge fund portfolios, from 1999 to 2001. From 1994 to 1999, Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities. From 1991 to 1994, Mr. McDonald was an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.). Mr. McDonald began his career at Chemical Bank where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.

Paul E. Tramontano.  Mr. Tramontano is the Co-Chief Executive Officer and a founding member of Constellation Wealth Advisors LLC since 2007. In that role, Mr. Tramontano is instrumental in crafting the strategic direction of the firm, and he serves on both the investment and executive management committees. In addition to his management responsibilities, Mr. Tramontano is directly engaged with the firm’s most important client relationships. Prior to forming Constellation, Mr. Tramontano spent 17 years at Citi Smith

Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and also holds a Certified Investment Management Analyst designation.

Jeffrey L. Weiss.  Mr. Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. Mr. Weiss is currently a private investor (since 2012). From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From 2005 to 2008, Mr. Weiss served on Lehman’s management committee. From 2007 to 2008, Mr. Weiss was responsible for the financial institutions group businesses. From 2003 to 2007, Mr. Weiss had global responsibility for all new issue origination. From 1999 to 2003, Mr. Weiss was responsible for all global debt capital markets and also served on the investment banking committee. From 1996 to 1999, Mr. Weiss had global responsibility for all new issue risk and also served on the fixed-income executive committee. From 1992 to 1996, Mr. Weiss was responsible for the U.S. fixed-income syndicate business. From 1984 to 1992, Mr. Weiss served as a credit trader focusing on a number of different sectors. Mr. Weiss holds a B.S. in economics from the University of Wisconsin.

Interested Directors

Thomas P. Majewski.  Information regarding Mr. Majewski is included under “Management — Portfolio Managers” above.

James R. Matthews.  Mr. Matthews was appointed to the Board as a representative of Trident V Funds. Mr. Matthews is currently a Principal of Stone Point. He joined Stone Point from Evercore Partners, where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors. Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews serves as a director of Eagle Point Credit Management. He is a director of Frenkel & Company and of the Trident Fund portfolio companies Enhanced Capital Partners, LLC and NEBCO Insurance Services, LLC. Mr. Matthews is a former director of Bollinger, Inc., Fidelity Sedgwick Holdings, Inc., Ruesch International Inc. and Headstrong Inc. Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

Director Compensation

It is estimated that the Directors will receive the amounts set forth in the following table from us for our initial fiscal year ending December 31, 2014.

Name	Aggregate Compensation from the Company(1)(2)
Independent Directors
Scott W. Appleby	$60,000
Kevin F. McDonald	$53,750
Paul E. Tramontano	$53,750
Jeffrey L. Weiss	$67,500

(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not maintain a pension plan or retirement plan for any of our Directors.

As compensation for serving on our Board, each of our Independent Directors receives an annual fee of $75,000. The chairman of the Audit Committee receives an additional annual fee of $12,500 and the chairman of the Nominating Committee receives an additional annual fee of $5,000 for their additional services in these capacities. In addition, each of our Independent Directors receives $1,250 for each in-person Board meeting attended and $500 per each committee meeting attended that is not held in conjunction with a Board meeting, as well as reasonable out-of-pocket expenses incurred in attending our Board and committee meetings.

No compensation is, or is expected to be, paid to Directors who are “interested persons” of us, as such term is defined in the 1940 Act.

Director Ownership of Company Shares

The table below sets forth the dollar range of the value of our Common Shares that are owned beneficially by each Director as of June 30, 2014 and the dollar range of the value of our Common Shares expected to be beneficially owned by each Director immediately after the completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company as of June 30, 2014(1)	Pro Forma Dollar Range of Equity Securities in the Company (after Completion of Offering)(1)
Thomas P. Majewski	None	over $100,000
James R. Matthews	None	None
Scott W. Appleby	None	over $100,000
Kevin F. McDonald	None	$50,001 – $100,000
Paul E. Tramontano	None	over $100,000
Jeffrey L. Weiss	None	over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

Duties of Directors; Board Meetings and Board Committees

We were organized as a Delaware limited liability company and intend to convert into a Delaware corporation prior to the completion of this offering. Under our Certificate of Incorporation, the Directors will be responsible for managing our affairs, including the appointment of advisers and sub-advisers. Each Director has the experience, skills, attributes and qualifications described above (see “— The Board” and “— Additional Information About the Directors”). The Board appoints officers who assist in managing our day-to-day affairs.

The Board has appointed Mr. Matthews as Chairperson. The Chairperson presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with our management, officers and attorneys and other Directors generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this prospectus or pursuant to our Certificate of Incorporation or By-laws, or as assigned by the Board, the designation of a Director as Chairperson does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has designated Mr. Weiss as lead Independent Director. The lead Independent Director generally acts as a liaison between the other Independent Directors and our management, officers and attorneys in between Board meetings. The lead Independent Director may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this prospectus or pursuant to our Certificate of Incorporation or By-laws (upon our conversion to a corporation), or as assigned by the Board, the designation of a Director as lead Independent Director does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has also designated two standing committees as further described below. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of our Common Stockholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Majewski, Managing Partner of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

Board Committees

At its first two meetings on May 1, 2014 and June 20, 2014 the Board established the following standing committees: the Audit Committee and the Nominating Committee. The current membership of each committee is set forth below. Interested Directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit	Nominating
Scott W. Appleby	Scott W. Appleby, Chair
Kevin F. McDonald	Kevin F. McDonald
Paul E. Tramontano	Paul E. Tramontano
Jeffrey L. Weiss, Chair	Jeffrey L. Weiss

Audit Committee

All of the members of the Audit Committee are Independent Directors, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full Board the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee is also responsible for establishing guidelines and making recommendations to our Board regarding the valuation of our investments, which are considered when the Board determines the value of our investments as described under “Determination of Net Asset Value.” Mr. Weiss serves as Chairperson of the Audit Committee.

Nominating Committee

The Nominating Committee is comprised of all of the Independent Directors. The Nominating Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment and makes the final selection and nomination of candidates to serve as Independent Directors. Our Interested Directors and the officers are nominated and selected by the Board. Mr. Appleby serves as Chairperson of the Nominating Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Directors, the Nominating Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Company and the responsibilities of a director of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an Independent Director. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Director continues, in the opinion of the Nominating Committee, to satisfy these criteria, we anticipate that the Nominating Committee would favor the renomination of an existing Independent Director rather than a new candidate. Consequently, while the Nominating Committee will consider nominees recommended by stockholders to serve as Independent Directors, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Director is in our best interests. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee may retain a consultant to assist it in a search for a qualified candidate. The Nominating Committee has adopted procedures for the selection of Independent Directors.

Any stockholder recommendation for Independent Director must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act, to be considered by the Nominating Committee. In evaluating a nominee recommended by a stockholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the Board determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the Nominating Committee or the Board determines not to include such candidate among the Board’s designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with our proxy statement.

Stockholders may communicate with the Directors as a group or individually. Any such communication should be sent to the Board or an individual Director c/o The Secretary of the Company at the following address: 20 Horseneck Lane, Greenwich, CT 06830. The Secretary may determine not to forward any letter to Directors that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our CCO. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant committee chair or our CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the committee chair confer among themselves, with our CCO, the Adviser, other service providers, external fund counsel and counsel to the Independent Directors, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The CCO is responsible for administering the policies and procedures.

DETERMINATION OF NET ASSET VALUE

We will determine the NAV per Common Share by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, borrowings and interest payables) by the total number of Common Shares outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on at least a quarterly basis (with certain exceptions for investments that represent a de minimis percentage of our portfolio, which will be fair valued by the Adviser), and may fair value such investments on a more frequent basis as necessary.

Our investment portfolio will be valued at least each quarter, after the Board has considered the recommendation(s) of the Audit Committee. The Audit Committee will consider the Adviser’s recommendation of fair value as determined in accordance with our valuation policies and procedures. In support of the Board, the Audit Committee will review information compiled by the Adviser, including a financial summary, covenant compliance review and recent trading activity in the security, if known, as well as valuations generated by one or more third party models that take into account various market inputs. Available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Board’s Audit Committee to consider when determining that the fair value has been determined in accordance with our valuation policies and procedures and when making its recommendation to accept the fair value to the Board, which the Board will then consider when accepting the fair value of the investment portfolio.

In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Audit Committee will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in making its determination of fair value. As noted above, valuation of certain investments will also be based upon one or more third party valuation models. We may also elect to engage third-party valuation firms to provide assistance to the Audit Committee and our Board in valuing certain of our investments. The Audit Committee and/or the Board will evaluate the impact of such additional information, and factor it into its consideration of fair value.

DIVIDEND REINVESTMENT PLAN

We have established an automatic DRIP Plan. Under the DRIP Plan, distributions of dividends and capital gains are automatically reinvested in our Common Shares by American Stock Transfer & Trust Company, LLC, the DRIP Plan Agent. Every Common Stockholder holding at least one full share of the Company will be automatically enrolled in the DRIP Plan. Common Stockholders who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Stockholders who opt-out of participation in the DRIP Plan will receive all distributions in cash. Reinvested dividends increase our stockholders’ equity on which a management fee is payable to the Adviser. There are requirements to participate in the DRIP Plan and you should contact your broker or nominee to confirm that you are eligible to participate in the DRIP Plan.

If we declare a dividend or distribution payable either in cash or in Common Shares, we will issue Common Shares to participants at a value equal to 95% of the market price per Common Share at the close of regular trading on the payment date for such distribution. The number of additional Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by 95% of the market price. However, we reserve the right to purchase shares in the open market in connection with our implementation of the DRIP Plan. If we declare a distribution to Common Stockholders, the DRIP Plan Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued Common Shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) we have advised the DRIP Plan Agent that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Plan Agent would credit newly issued shares to stockholders.

There are no brokerage charges with respect to Common Shares issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Stockholders can also sell our shares held in the DRIP Plan account at any time by contacting the DRIP Plan Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the DRIP Plan Agent electronically transfer your shares to your broker through the Direct Registration System.

Stockholders participating in the DRIP Plan may withdraw from the DRIP Plan at any time by contacting the DRIP Plan Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your full shares will be credited to your account, and you will be sent a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if you wish, the DRIP Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole Common Share in the DRIP Plan account, the DRIP Plan Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, Common Stockholders will be sent a check for the cash value of any fractional share in the DRIP Plan account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP Plan, but hold at least one full Common Share, may join the DRIP Plan by notifying the DRIP Plan Agent in writing at American Stock Transfer and Trust

Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the DRIP Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the DRIP Plan for you. If you wish to participate in the DRIP Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The DRIP Plan Agent will administer the DRIP Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, we and the DRIP Plan Agent reserve the right to amend or terminate the DRIP Plan upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP Plan should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

CONFLICTS OF INTEREST

Affiliations of the Adviser and Administrator

The Adviser and Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and Administrator are affiliated with Stone Point, and certain members of the Adviser’s Board of Directors and Investment Committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. The Trident V Funds are indirect limited partners in the Private Fund and are expected to be our direct or indirect Common Stockholders. The Trident V Funds also hold a controlling interest in the Adviser (and therefore, indirectly the Administrator, which is wholly owned by the Adviser). The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s, Administrator’s or certain of their affiliates’ interests to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates (including Stone Point) to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See below “— Allocations of Opportunities.” Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

In addition, Stone Point and its affiliates, and the investment funds managed by Stone Point and such affiliates, may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with us.

Our executive officers and Directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our Common Stockholders.

Further, the professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including the Private Fund, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account (such as us and the Private Fund) in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the

Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. In particular, restrictions under the 1940 Act may prohibit us from participating in certain negotiated co-investments alongside other accounts managed by the Adviser absent exemptive relief from the SEC. There is no assurance that we will obtain such exemptive relief from the SEC or, if such relief is granted, that it will be on terms favorable to us. If we are unable to obtain such relief, we will be limited in our ability to co-invest with the Private Fund and other accounts managed by the Adviser, and therefore may not be allocated a portion of each such investment opportunity. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

Stone Point-Related Investments

Portfolio companies of investment funds managed by Stone Point and other affiliates of Stone Point may engage in lending activities, which could result in us investing in CLOs that include loans underwritten by such a portfolio company or affiliate. In addition, the CLOs in which we expect to invest consist principally of senior secured loans, which in many cases may be issued to operating companies that are primarily owned by private equity funds, including funds that may be managed by Stone Point or its affiliates. In addition to the above, because portfolio companies of such investment funds engage in a wide range of businesses, such entities may engage in other activities now or in the future that create a conflict of interest for the Adviser with respect to its management of us. Any of these potential transactions and activities may result in the Adviser having a conflict of interest that may not be resolved in a manner that is always or exclusively in our best interest or in the best interest of Common Stockholders.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates, including Stone Point (for example, the Administrator is wholly owned by the Adviser). In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities.

We may co-invest on a concurrent basis with other accounts managed by the Adviser, including the Private Fund, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Co-investment in certain securities may require exemptive relief from the SEC, which we intend to seek. There can be no assurance when, or if, such relief may be obtained.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the Adviser Code of Ethics. The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy our code of ethics from our website at www.eaglepointcreditcompany.com or at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting us. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in our Common Shares. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elects to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, regulations issued by the U.S. Department of Treasury under the Code (“Treasury Regulations”), and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

We intend to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our Common Stockholders in the form of dividends or capital gains distributions.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the taxable year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If we fail to satisfy the 90% gross income test described above (the “Income Test”), we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay an excise tax equal to the excess non-qualifying income. If we fail to meet the asset diversification test described above with respect to any quarter, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to Common Stockholders, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to Common Stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute

(or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

If we do not qualify as a RIC or fail to satisfy the 90% distribution requirement for any taxable year, our taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the stockholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Stockholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Distribution Requirements, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some of the CLOs in which we invest may constitute PFICs. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Distribution Requirements.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Distribution Requirements.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we holds a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if we so elect, Common Stockholders of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains (regardless of their holding period in our Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by us. Common Stockholders of record for the retained capital gains will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of our net capital gains (“capital gains distributions”), if any, are taxable to Common Stockholders as long-term capital gains, regardless of their holding period in our Common Shares. Distributions of our net realized short-term capital gains will be taxable as ordinary income.

If, for any calendar year, our total distributions exceed our current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Stockholder (up to the amount of the Common Stockholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming our Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Stockholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gains (including capital gains distributions). A corporation that owns Common Shares may be eligible for the DRD with respect to a portion of the distributions it receives from us, provided we designate the eligible portion and the corporate stockholder satisfies certain holding period requirements. Our distributions that are attributable to qualified dividend income received by us from certain domestic corporations may be designated by us as being eligible for the DRD. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Certain dividend distributions paid by us (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers may be taxed at a maximum rate of 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Stockholder and the dividends are attributable to qualified dividend income received by us. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for treatment as qualified dividend income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the dividend reinvestment plan. If our Common Shares are trading below NAV, Common Stockholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If we issue additional Common Shares with a fair market value equal to or greater than NAV, however, Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

We will inform Common Stockholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Stockholders as if received on December 31 of the year in which they were declared.

Selling Common Stockholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Stockholder’s adjusted tax basis in our Common Shares sold. If our Common Shares are held as a capital asset, the gain or loss will be a capital gains or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains distributions). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received with respect to such Common Shares. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Common Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gains distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other Common Stockholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding (at a rate of 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Dividends and interest received, and gains realized, by us on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on our securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by us.

In general, distributions (other than capital gains dividends) to a non-U.S. stockholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an applicable Internal Revenue Service Form W-8 (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. Even if legislation is enacted to extend this exemption, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of our distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Effective July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2017 will be required to withhold U.S tax (at a 30% rate) on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Stockholders may be requested to provide additional information to enable us to determine whether withholding is required.

An investment in our Common Shares by a non-U.S. stockholder may also be subject to U.S. federal estate tax.

If a Common Stockholder realizes a loss on disposition of our shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the DGCL and on our Certificate of Incorporation and Bylaws, which will be in effect upon our conversion to a corporation. Therefore, the description below will be applicable upon our conversion to a corporation. This summary is not necessarily complete, and we refer you to the DGCL and our Certificate of Incorporation and Bylaws (when in effect) for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 Common Shares, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our pro forma outstanding classes of securities upon our conversion into a corporation:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Pro Forma Amount Outstanding Exclusive of Amounts Shown Under (3)*
Common Shares	100,000,000	—	8,329,277

*	Based on the June 30, 2014 NAV of the Company and reflecting the completion of the pre-conversion transactions and conversion described in “Business — Our Structure and Formation Transactions” and assuming a public offering price of $20.00 per Common Share.

Common Shares

All Common Shares have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to Common Stockholders if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Common Shares have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Common Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Common Share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, Common Stockholders will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Common Shares can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our Certificate of Incorporation authorizes the Board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the Common Stockholders and result in a reduction of the NAV per Common Share at that time. We may issue preferred stock within the first twelve months following the completion of this offering. Prior to issuance of shares of each class or series, the Board is required by Delaware law and by our Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, we maintain an asset coverage ratio of at least

200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Credit Facility

While we do not anticipate entering into definitive agreements with respect to a credit facility prior to the completion of this offering, we may enter into such agreements within the first twelve months following the completion of this offering. We may enter into such agreements in an amount not to exceed the limits permitted under the 1940 Act. We expect that such a credit facility would contain covenants that, among other things, likely will limit our ability to pay dividends in certain circumstances, incur additional debt and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. We may be required to pledge our assets and to maintain a portion of our total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. We expect that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that we will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.  The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Certificate of Incorporation and Bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our Certificate of Incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law.  The DGCL and our Certificate of Incorporation and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors.  Our Certificate of Incorporation and Bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be required to elect a director. Under our Certificate of Incorporation, our board of directors may amend the Bylaws to alter the vote required to elect directors.

Classified Board of Directors.  Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies.  Our Certificate of Incorporation provides that the number of directors will be set only by the board of directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the Certificate of Incorporation provides otherwise (which our Certificate of Incorporation does not), directors on an unclassified board such as our board of directors may be removed, with our without cause, by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast generally for the election of directors. Under our Certificate of Incorporation and Bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders.  Under our Certificate of Incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings.  Our Bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our Certificate of Incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. Our Certificate of Incorporation and Bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairperson of the board, the chief executive officer or the board of directors. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our board of directors, the chairperson of the board and our chief executive officers.

Conflict with the 1940 Act.  Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Potential Conversion to Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, our Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

Repurchase of Shares and Other Discount Measures

Because shares of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of our Common Stockholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for our Common Shares and will consider such factors as the market price of our Common Shares, the NAV of our Common Shares, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in our Common Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that our Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of our Common Stockholders, the Board, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

UNDERWRITING

Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriter	Common Shares
Deutsche Bank Securities Inc.
Keefe, Bruyette & Woods, Inc.
Wunderlich Securities, Inc.
JMP Securities LLC
National Securities Corporation
Mitsubishi UFJ Securities (USA), Inc.
Sterne, Agee & Leach, Inc.
Compass Point Research & Trading, LLC
GreensLedge Capital Markets LLC
Guggenheim Securities, LLC
Merriman Capital, Inc.
Total

The underwriting agreement provides that the obligations of the underwriters to purchase our Common Shares are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all our Common Shares (other than those covered by the over-allotment option described below) if they purchase any of our Common Shares.

The underwriters propose to initially offer some of our Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of our Common Shares to certain dealers at the public offering price less a concession not in excess of $      per Common Share. The sales load of $1.20 per Common Share (excluding Common Shares sold to our board of directors, the Adviser, the Adviser’s employees, the Trident V Funds, current investors in any investment vehicle managed by the Adviser and certain other persons) is equal to 6.0% of the initial offering price and will be paid solely by the Adviser. If all of our Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 45 days from the date of this Prospectus, to purchase from us up to an additional 773,817 Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Each of the Trident V Funds, the Senior Investment Team and each of our directors and officers has agreed that, for a period of 180 days from the date of this Prospectus (the “Lock-up Period”), such party will not, without the prior written consent of Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that we may issue and sell shares pursuant to our dividend reinvestment plan and other limited exceptions. Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc. in their sole discretion may release any of the securities subject to these lock-up agreements at any time. In addition, the Adviser intends to acquire Common Shares in connection with our initial public offering and will be restricted from selling those Common Shares for a period of two years following the completion of the offering.

We have been approved to list our Common Shares on the NYSE under the ticker symbol “ECC.”

The Adviser (and not the Company) has agreed to pay from its own assets to Deutsche Bank Securities Inc. a structuring fee for advice relating to the design and our organization as well as for services related to the sale and distribution of our Common Shares in an amount equal to 1.00% of the total price to the public of our Common Shares (excluding Common Shares sold to our board of directors, the Adviser, the Adviser’s employees, the Trident V Funds, current investors in any investment vehicle managed by the Adviser and certain other persons) sold in this offering. The total amount of these structuring fee payments to Deutsche Bank Securities Inc. will not exceed 1.00% of the total price to the public of such Common Shares sold in this offering. In addition, the Adviser (and not the Company) has agreed to pay, from its own assets, a structuring fee in an amount equal to 1.00% of the total public offering price of our Common Shares sold by Keefe, Bruyette & Woods, Inc. to Keefe, Bruyette & Woods, Inc. for advice related to our structure, design and organization, as well as services related to the sale and distribution of our Common Shares.

As part of our payment of our offering expenses, we have agreed to pay expenses related to the fees and disbursements of counsel to the underwriters, in an amount not to exceed $20,000 in the aggregate, in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of our Common Shares.

The following table shows the sales load to be paid to the underwriters solely by the Adviser in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares. This offering will conform with the requirements set forth in FINRA Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the sales load, will not exceed 9% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	$

We, the Adviser and the Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the “Securities Act,” or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in our Common Shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, our Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc., on behalf of the underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Deutsche Bank Securities Inc. and/or Keefe, Bruyette & Woods, Inc. repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that the total expenses of this offering, excluding the sales load, will be approximately $     . We will bear up to $1 million of such expenses (approximately $0.07 per Common Share on a pro forma basis), and the Adviser will bear the remainder.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Deutsche Bank Trust Company Americas, an affiliate of Deutsche Bank Securities, Inc., serves as our custodian. Certain underwriters may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business addresses of the representatives of the underwriters are: Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005; and Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10104.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;
•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or
•	change the nature of our business so as to cease to be an investment company.

A majority of our outstanding voting securities means the lesser of: (a) 67% of our Common Shares present or represented by proxy at a meeting if the holders of more than 50% of the outstanding Common Shares are present or represented at the meeting; or (b) more than 50% of our outstanding Common Shares.

Fidelity Bond; Indemnification.  As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

Issuance Price of Common Shares.  We will generally not be able to issue and sell Common Shares at a price below the then current NAV per Common Share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to an Investment in our Securities — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our Common Shares at a price below the then current NAV of our Common Shares if our Board determines that such sale is in our best interests and the best interests of our Stockholders, and a majority of our Common Stockholders approves such sale. In addition, we may generally issue new Common Shares at a price below NAV in rights offerings to existing Common Stockholders, in payment of dividends and in certain other limited circumstances.

Senior Securities.  As a registered closed-end management investment company, we may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage in an amount up to 19% of our total assets (as determined immediately after the leverage is incurred) through the issuance of preferred stock or by entering into a credit facility within the first twelve months following the completion of this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above.

Asset Segregation and Coverage.  We may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. We intend to “cover” our derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. “Covered” positions that would otherwise be deemed to create leverage are not counted as senior securities for the purposes of calculating asset coverage ratios under the 1940 Act. We may not cover an applicable derivative transaction if it is not necessary to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in us maintaining securities positions that we would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
(5)	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
(6)	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and
(7)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of our fundamental investment restrictions (i.e.,, the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our Independent Directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Eagle Point Credit Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our CCO will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (203) 862-3150; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Eagle Point Credit Company LLC and its affiliated companies. The terms of this notice apply to both current and former stockholders.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

ADDITIONAL INVESTMENTS AND TECHNIQUES

Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.

Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments

Debt Securities.  We may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Senior Secured Loans.  This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.

Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

When we purchase first and second lien senior floating rate loans and other floating-rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is LIBOR. The interest rates of these floating-rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

High Yield Securities.  We may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s or below “BBB” by S&P or Fitch). The Adviser anticipates that no more than 20% of our assets will be invested in securities that are rated CCC or below or their equivalent, or are unrated fixed-income securities. Below investment grade securities are also sometimes referred to as “junk” securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.

Synthetic Securities Risk.  We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Defaulted Securities.  We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

CLO Class M Note and Participation Agreements.  We may acquire CLO Class M Notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes and participation agreements. Further, CLO Class M notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes and participation agreements are also subject to the risk of early call of the CLO, with no make-whole or other yield protection provisions.

Zero Coupon Securities.  Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.

U.S. Government Securities.  We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal

National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

Distressed Securities

We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.

Equity Securities

We may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.

Investment in Other Investment Companies

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)

We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Preferred Securities

Preferred securities in which we may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Investment in Relatively New Issuers

We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at our custodian or another depository institution insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments

Investment decisions, made by the Adviser on our behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.

Short Sales

When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent we engage in short sales, we will provide collateral to the broker-dealer and may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until we replace the borrowed security. If we do not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Parent Company has provided our initial capitalization and holds all of our outstanding Units, and therefore is a control person as of the date of this prospectus. However, it is anticipated that the Parent Company will no longer be a control person upon our conversion to a corporation prior to the completion of this offering.

The following table sets forth certain ownership information with respect to our Common Shares held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding Common Shares, and (2) all of our officers and Directors, as a group. The table shows such ownership immediately prior to the completion of this offering as well as the effect on such ownership as a result of the offering made pursuant to this Prospectus.

		Immediately prior to this offering(1)		Immediately after this offering(1)(2)
Name and Address	Type of ownership	Common Shares owned	Percentage	Common Shares owned	Percentage
Stone Point Capital LLC(3)	Beneficial	8,286,061	99.5%	8,286,061	61.4%
Trident V Parallel Fund, L.P.(3)	Record/Beneficial	4,747,933	57.0	4,747,933	35.2
Trident V, L.P.(3)	Record/Beneficial	3,329,809	40.0	3,329,809	24.7
All officers and directors as a group (7 persons)(4)	Record/Beneficial	31,328	0.4	82,300	0.6

(1)	Figures presented reflect the pro forma ownership of the persons listed above after giving effect to the pre-conversion transactions described in “Business — Our Structure and Formation Transactions” and conversion at an assumed public offering price of $20.00 per Common Share. See “Capitalization Table”.
(2)	This column also assumes issuance of the 5,158,784 Common Shares offered hereby. This column does not reflect Common Shares reserved for issuance upon exercise of the underwriters’ over-allotment option.
(3)	Collectively, the Trident V Funds are expected to hold approximately 8,286,061 Common Shares on a pro forma basis. Stone Point Capital LLC serves as investment adviser to the Trident V Funds. The Common Shares shown in the above table for each of the Trident V Funds and Stone Point Capital LLC reflect the fact that they each may be viewed as having investment power over the amount of Common Shares listed above and owned of record by the Trident V Funds, although all of the voting rights to the Common Shares held by the Trident V Funds will be passed through to the ultimate limited partners of the Trident V Funds upon completion of this offering. The address of each Trident V Fund is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.
(4)	The address of each of our Officers and Directors is c/o Eagle Point Credit Company LLC, 20 Horseneck Lane, Greenwich, CT 06830.

BROKERAGE ALLOCATION

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of broker-dealers or the payment of brokerage commissions or dealer spreads. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, The Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with our Common Shares will be passed upon for us by Dechert LLP, Washington, DC and for the underwriters by Clifford Chance US LLP, New York, NY.

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and Deutsche Bank Trust Company Americas. The principal business address of Deutsche Bank Trust Company Americas is 1761 East St. Andrews Place, Santa Ana, CA 92705.

American Stock Transfer & Trust Company, LLC serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for our DRIP Plan. The principal business address of American Stock & Transfer Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154, provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

SEC FILING INFORMATION

We have filed this prospectus with the SEC on Form N-2 (file nos. 333-196590 and 811-22974), together with all amendments and related exhibits, a “Registration Statement,” under the Securities Act, with respect to our capital stock offered by this Registration Statement. Our Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the prospectus without charge.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC. 20549. This information will also be available free of charge by contacting us at Eagle Point Credit Company LLC, Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at www.eaglepointcreditcompany.com.

INDEX TO FINANCIAL STATEMENTS

EAGLE POINT CREDIT COMPANY LLC UNAUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2014 AND FOR THE PERIOD MARCH 31, 2014 (DATE OF ORGANIZATION) THROUGH JUNE 30, 2014
Statement of Financial Condition	F-2
Schedule of Investments	F-3
Statement of Operations	F-4
Statement of Member’s Equity	F-5
Statement of Cash Flows	F-6
Notes to Financial Statements	F-7
EAGLE POINT CREDIT COMPANY LLC AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2014
Report of Independent Registered Public Accounting Firm	F-15
Schedule of Investments	F-16
Notes to Schedule of Investments	F-17
EAGLE POINT CREDIT COMPANY LLC AUDITED FINANCIAL STATEMENTS AS OF MARCH 31, 2014 Report of Independent Registered Public Accounting Firm	F-23
Statement of Financial Condition (in organization)	F-24
Notes to Statement of Financial Condition	F-25
EAGLE POINT CREDIT PARTNERS LP AUDITED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2013 Report of Independent Registered Public Accounting Firm	F-27
Consolidated Statement of Assets, Liabilities and Partners’ Capital	F-28
Consolidated Schedule of Investments	F-29
Consolidated Statement of Operations	F-30
Consolidated Statements of Changes in Partners’ Capital	F-31
Consolidated Statement of Cash Flows	F-32
Notes to Consolidated Financial Statements	F-33
EAGLE POINT CREDIT PARTNERS LP AUDITED FINANCIAL STATEMENTS AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2012 Report of Independent Registered Public Accounting Firm	F-41
Consolidated Statement of Assets, Liabilities and Partners’ Capital	F-42
Consolidated Schedule of Investments	F-43
Consolidated Statement of Operations	F-44
Consolidated Statement of Changes in Partners’ Capital	F-45
Consolidated Statement of Cash Flows	F-46
Notes to Consolidated Financial Statements	F-47

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company,
A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)

STATEMENT OF FINANCIAL CONDITION
as of June 30, 2014
(unaudited)

ASSETS
Investments at fair value (cost $142,578,894)	$149,369,140
Cash	8,344,839
Total Assets	$157,713,979
LIABILITIES AND MEMBER’S EQUITY
Liabilities	$—
Total Liabilities	—
Commitments and Contingencies (see note 6)
Member’s Equity	157,713,979
Total Liabilities and Member’s Equity	$157,713,979

See accompanying notes to financial statements.

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company,
A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)

SCHEDULE OF INVESTMENTS
as of June 30, 2014
(unaudited)

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Members’s Equity
CLO Debt
THL Credit Wind River 2014-1 CLO Ltd.	Class E Notes	2,125,000	4/18/2026	$1,939,063	$1,949,372	1.24%
Marathon CLO VI Ltd.	Class C Notes	1,062,500	5/13/2025	1,007,250	1,010,560	0.64%
Marathon CLO VI Ltd.	Class D Notes	1,275,000	5/13/2025	1,171,215	1,181,647	0.75%
				4,117,528	4,141,579	2.63%
CLO Equity(2)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	12,325,000	1/15/2024	11,080,175	10,329,877	6.55%
Sheridan Square CLO, Ltd.	Subordinated Notes, Residual Interest	5,517,775	4/15/2025	5,221,491	5,190,942	3.29%
CIFC Funding 2013-II, Ltd.	Subordinated Notes, Residual Interest	12,325,000	4/18/2025	10,511,392	12,930,959	8.20%
CVC Apidos XIV	Subordinated Notes, Residual Interest	11,177,500	4/15/2025	10,269,328	10,951,559	6.94%
THL Credit Wind River 2013-2 CLO Ltd.	Subordinated Notes, Residual Interest	11,462,250	1/18/2026	10,192,212	10,717,204	6.80%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Notes	1,275,000	1/18/2026	451,912	585,013	0.37%
Babson CLO Ltd. 2013-II	Subordinated Notes, Residual Interest	12,939,125	1/18/2025	11,391,261	12,130,699	7.69%
CIFC Funding 2014, Ltd.	Subordinated Notes, Residual Interest	11,687,500	4/18/2025	10,612,595	11,258,032	7.14%
Marathon CLO VI Ltd.	Subordinated Notes, Residual Interest	2,975,000	5/13/2025	2,856,000	2,891,700	1.83%
				72,586,366	76,985,985	48.81%
CLO Loan Accumulation Facilities
Eaton Vance 2014-1, Ltd.	Preference Shares, Residual Interest	12,632,555	8/29/2016	12,750,000	13,466,418	8.54%
Birchwood Park CLO, Ltd.	Preference Shares, Residual Interest	21,250,000	1/6/2017	21,250,000	22,486,978	14.26%
Apidos CLO XIX	Preference Shares, Residual Interest	8,500,000	5/22/2017	8,500,000	8,563,368	5.43%
Cutwater 2014-I, Ltd.	Junior Notes, Residual Interest	12,750,000	4/18/2015	12,750,000	13,031,269	8.26%
Mountain View CLO 2014-1 Ltd.	Convertible Subordinated Notes, Residual Interest	10,625,000	5/25/2016	10,625,000	10,693,543	6.78%
				65,875,000	68,241,576	43.27%
Total investments at fair value as of June 30, 2014				$142,578,894	$149,369,140	94.71%

(1)	Fair value is determined by the Board in accordance with the Company's valuation policies and procedures.
(2)	CLO Equity includes CLO subordinated notes and Class M notes. Fair value includes the Company's interest in fee rebates on CLO subordinated notes.

See accompanying notes to financial statements.

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company,
A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)

STATEMENT OF OPERATIONS
For the period March 31, 2014 (date of organization) through June 30, 2014
(unaudited)

INVESTMENT INCOME
Interest income	$12,548
Total Investment Income	12,548
EXPENSES
Other expenses	779
Total Expenses	779
NET INVESTMENT INCOME	11,769
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	701,432
Net change in unrealized appreciation on investments	1,689,236
NET GAIN ON INVESTMENTS	2,390,668
NET INCOME	$2,402,437

See accompanying notes to financial statements.

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company,
A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)

STATEMENT OF MEMBER’S EQUITY
For the period March 31, 2014 (date of organization) through June 30, 2014
(unaudited)

Member’s Equity
Member’s equity at March 31, 2014	$10,000
Equity contributions	155,301,542
Net investment income	11,769
Net realized gain on investments	701,432
Net change in unrealized appreciation on investments	1,689,236
Member’s equity at June 30, 2014	$157,713,979

See accompanying notes to financial statements.

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company,
A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)

STATEMENT OF CASH FLOWS
For the period March 31, 2014 (date of organization) through June 30, 2014
(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,402,437
Adjustments to reconcile net income to net cash provided by operating activities:
Purchase of investments	(8,500,000)
Proceeds from sales of investments	10,448,094
Net change in unrealized appreciation on investments	(1,689,236)
Net realized gain on investments	(701,432)
Net cash provided by operating activities	1,959,863
CASH FLOWS FROM FINANCING ACTIVITIES
Equity contributions	6,374,976
Net cash provided by financing activities	6,374,976
NET INCREASE IN CASH	8,334,839
CASH, BEGINNING OF PERIOD	10,000
CASH, END OF PERIOD	$8,344,839
Supplementary disclosure of non-cash operating and financing activities
Equity contribution in kind, at fair value (cost $143,825,556) (see note 5)	$148,926,566

See accompanying notes to financial statements.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

1. ORGANIZATION

Eagle Point Credit Company LLC (the “Company”) is a Delaware limited liability company which was formed on March 24, 2014 pursuant to a limited liability company agreement, as amended (the “Agreement”). The Company’s date of organization was March 31, 2014, which is the date of seeding of the Company.

The Company, based in Greenwich, Connecticut is a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd., a Cayman Island exempted company (the “Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds that invest substantially all of their assets in the Private Fund (the “Feeder Funds”).

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company, the Member and the Private Fund, and manages the day-to-day affairs of the Company under the supervision of the Company’s Board of Directors. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Effective June 6, 2014, Eagle Point Administration LLC, an affiliate of the Adviser, became the administrator of the Company (the “Administrator”).

On June 6, 2014, the Company filed a Form N-8A and N-2 (“Registration Statement) with the SEC to register as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Company is currently in the registration process. Prior to the effectiveness of its registration statement, the Company intends to convert into a Delaware corporation and to spin-off from the Member and the Private Fund as a stand-alone entity. Upon conversion, certain investors in the Feeder Funds have agreed to effectively convert a percentage of their interest in the respective Feeder Fund for common shares of the Company, as a redemption in kind out of the Private Fund and the Feeder Funds. Upon registration, the Company intends to apply for listing on the New York Stock Exchange with the symbol “ECC”.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Company may from time to time receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Sub II Ltd, an affiliated entity under common control which is owned 42.5% by the Company. Such fees are typically non-transferable and may be paid to the Company over the life of the respective CLO. The Company shall have perpetual existence unless sooner dissolved and wound up by the Members.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying financial statements have been prepared in conformity with US GAAP.

Fair Value of Financial Instruments — Assets and liabilities, which qualify as financial instruments under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 825, are carried at fair value or contractual amounts approximating fair value.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Use of Estimates — The preparation of the Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount included in the Financial Statements at reporting date. The Adviser has estimated the fair value of the Company’s investments in the absence of readily determinable fair values. Because of the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Securities Transactions — The Company records the purchases and sales of securities on trade date.

Valuation of Investments — The most significant estimate inherent in the preparation of the Company’s Financial Statements is the valuation of investments. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Investments are reflected on the Financial Statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price). The Company’s fair valuation process is reviewed and approved by the Company’s Board of Directors.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I — Quoted prices (unadjusted) are available in active markets for identical investments that the Company has the ability to access as of the reporting date.
•	Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.
•	Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions that the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are approved by the Company’s Board of Directors.

See Note 4 “Investments” for further discussion relating to the Company’s investments.

In valuing its CLO debt, CLO equity and CLO loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales made by the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Cash and Cash Equivalents — The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held at June 30, 2014.

Income and Expense Recognition — Interest income is recognized on the accrual basis of accounting using the effective yield method. Other income may include the Master Fund’s share of income under the terms of Class M notes and participation agreements and is recognized on the accrual basis. Expenses are recorded on the accrual basis. Realized gains and losses are recorded using the specific identification method.

Organization Costs — The Adviser has agreed to pay all of the Company’s organization expenses incurred as of June 30, 2014.

Income Taxes — The Company is treated as a disregarded entity for U.S. federal income tax purposes and therefore no provision for income taxes has been made in the financial statements.

The Company recognizes tax benefits of uncertain tax positions only where the position is more-likely than-not (i.e. greater than 50 percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Company must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely than-not recognition threshold is measured to determine the amount of benefit to recognize in the Company’s financial statements. Income tax and related interest and penalties would be recognized by the Company as tax expense in the Statement of Operations if the tax positions were deemed to meet the more-likely than-not threshold.

The Adviser has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States — 2014.

Upon conversion to a corporation, the Company intends to operate so as to qualify to be taxed as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

3. MEMBER’S EQUITY

As of June 30, 2014, the Member had committed and funded equity contributions of $155,311,541. Until such time as the Company converts into a corporation, Eagle Point Credit Partners Sub, Ltd. will retain all of the Company’s units and will remain its sole member.

4. INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value by the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2014. In addition, an audited schedule of investments is available as of June 30, 2014.

	Level I	Level II	Level III	Total
CLO Debt	$—	$—	$4,141,579	$4,141,579
CLO Equity	—	—	76,985,985	76,985,985
CLO Loan Accumulation Facilities	—	—	68,241,576	68,241,576
Total investments, at fair value	$—	$—	$149,369,140	$149,369,140

The changes in investments classified as Level III are as follows for the period ended June 30, 2014:

	CLO Debt	CLO Equity	CLO Loan Accumulation Facilities	Total
Balance, March 31, 2014	$—	$—	$—	$—
Purchases of investments*	6,632,450	83,219,961	67,574,155	157,426,566
Sales of investments	(2,500,594)	(7,947,500)	–	(10,448,094)
Net realized and unrealized gains (losses)	9,723	1,713,524	667,421	2,390,668
Balance, June 30, 2014	$4,141,579	$76,985,985	$68,241,576	$149,369,140
Change in unrealized appreciation on investments still held as of June 30, 2014	$(22,369)	$1,044,184	$667,421	$1,689,236

*	Includes contribution in kind of securities at fair value on June 6, 2014.

The total realized gains and losses recorded for Level III investments, if any, are reported in “Net realized gain on investments,” while changes in unrealized gains and losses are reported in “Net change in unrealized appreciation of investments” in the Statement of Operations.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

4. INVESTMENTS  – (continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of June 30th, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, The Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board of Directors. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

CLO Equity	$76,985,985	Discounted	Constant Default Rate	0.0% – 2.0%
		Cash Flows	Constant Prepayment Rate	25.0%
			Reinvestment Spread	3.40% – 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.0% – 1.0%
			Recovery Rate	70.0%
			Discount Rate	7.6% – 13.1%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Company’s CLO debt and CLO loan accumulation facilities have been valued using unadjusted indicative broker dealer quotes and unadjusted trustee reports provided by third parties, respectively. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments at June 30th, 2014.

CLO loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the CLO loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines that the originally contemplated CLO is unlikely to be consummated, the fair value of the CLO loan accumulation facility is based on cost of the underlying loans plus accrued interest. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

The Adviser seeks investment opportunities that offer the possibility of attaining substantial investment returns. Certain events particular to each market in which the Company’s investments conduct its operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood that they may occur and the effect on the Company cannot be predicted.

The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Company to a risk of significant losses if those vehicles experience losses. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

The ability to liquidate the investments and realize value is subject to significant limitations and uncertainties, as there are generally no public markets for the Company’s investments at the current time.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

4. INVESTMENTS  – (continued)

The fair value of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, distributions to the CLO equity tranche could be reduced if LIBOR increases modestly (due to the presence of LIBOR floors on the assets but not on the CLO debt). In addition, there may be some difference between the timing of interest rate resets on the CLO debt and the assets of a CLO, which could have a negative effect on the amount of funds distributed to the CLO equity tranche. CLOs may not be able to enter into hedge agreements, even if it would otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of its assets and operating results.

The Company may invest capital in CLO loan accumulation facilities to acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. There typically will be no assurance that the future CLO will be consummated or that the loans held in such a CLO loan accumulation facility are eligible for purchase by the CLO. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses. Leverage is often utilized in a CLO loan accumulation facility and as such the potential risk of loss will be increased for such CLO loan accumulation facilities that employ leverage.

5. RELATED PARTY TRANSACTIONS

On June 6, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company will pay to the Adviser, for its services, a base management fee and an incentive fee, starting on the date in which the Registration Statement of the Company is declared effective by the SEC.

The base management fee will be calculated and will be payable quarterly in arrears and will equal an annual rate of 1.75% of the Company’s “total equity base” as defined in the Advisory Agreement. The incentive fee will be calculated and will be payable quarterly in arrears and will equal 20% of the Company’s “pre-incentive fee net investment income”, for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of the Company’s NAV (8.00% annualized) and a “catch up” feature, which is 100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the 2.00% hurdle rate but is less than 2.50% in any calendar quarter.

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator. Pursuant to the terms of the Administration Agreement, the Administrator will perform, or arrange for the performance of, the Company’s required administrative services. The Company will reimburse the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement. No administration expenses were incurred for the period from June 6, 2014 through June 30, 2014.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

5. RELATED PARTY TRANSACTIONS  – (continued)

On June 6, 2014, the Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

	Cost at June 6, 2014	Fair Value at June 6, 2014
CLO Debt	$6,586,030	$6,632,450
CLO Equity	79,864,526	83,219,961
CLO Loan Accumulation Facilities	57,375,000	59,074,155
Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as of the contribution date as determined by the Company’s Audit Committee and Board of Directors in accordance with U.S. GAAP.

6. COMMITMENTS AND CONTINGENCIES

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known, however, the Company expects any risk of loss to be remote.

As of June 30, 2014 the Company had approximately $12,750,000 in unfunded commitments towards investments in loan accumulation facilities.

7. FINANCIAL HIGHLIGHTS

Financial highlights for the period from March 31, 2014 (date of organization) through June 30, 2014 for the Member are as follows:

Period ended June 30, 2014
Total return	1.55%
Ratio to average Member’s equity
Expenses	0.00%
Net investment income	0.01%
Portfolio turnover	6.68%

The ratios for the period from March 31, 2014 (date of organization) through June 30, 2014 have not been annualized.

EAGLE POINT CREDIT COMPANY LLC
(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2014

8. SUBSEQUENT EVENTS

On July 7, 2014 the Company filed Pre-Effective Amendment No. 1 to its registration statement (“Registration Statement”) on Form N-2 with the SEC in response to certain questions and comments raised by the SEC staff and to supplement and complete other information included in the Registration Statement. Subsequently, on July 10, 2014, the Company filed an application with the SEC for an exemptive order under certain provisions of the Investment Company Act of 1940 to permit the Company to engage in certain co-investment transactions with the Private Fund. In addition, on August 1, 2014, the Company filed Pre-Effective Amendment No. 2 to its Registration Statement with the SEC to supplement certain financial information relating to the investments held by the Company as of June 30, 2014. In connection with the proposed initial public offering of the Company, the Parent Company intends to contribute an additional $8,900,000 in cash to the Company.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 28, 2014, the date the Company’s Financial Statements were available to be issued. Management has determined that there are no events in addition to those described above that would require adjustment to or disclosure in the Company’s Financial Statements and related Notes through this date.

Report of Independent Registered Public Accounting Firm

The Board of Directors and the Member of
Eagle Point Credit Company LLC:

We have audited the accompanying schedule of investments of Eagle Point Credit Company LLC, a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd. (the “Company”) as of June 30, 2014. This schedule of investments is the responsibility of the Company’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of investments is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule of investments. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule of investments presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the schedule of investments referred to above presents fairly, in all material respects, the investments of Eagle Point Credit Company LLC as of June 30, 2014, in conformity with U.S. generally accepted accounting principles.

July 25, 2014
New York, New York

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company,
A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)

SCHEDULE OF INVESTMENTS
as of June 30, 2014
(expressed in U.S. dollars)

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Total Investments
CLO Debt
THL Credit Wind River 2014-1 CLO Ltd.	Class E Notes	$2,125,000	4/18/2026	$1,939,063	$1,949,372	1.31%
Marathon CLO VI Ltd.	Class C Notes	1,062,500	5/13/2025	1,007,250	1,010,560	0.68%
Marathon CLO VI Ltd.	Class D Notes	1,275,000	5/13/2025	1,171,215	1,181,647	0.79%
				4,117,528	4,141,579	2.78%
CLO Equity(2)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	12,325,000	1/15/2024	11,080,175	10,329,877	6.92%
Sheridan Square CLO, Ltd.	Subordinated Notes, Residual Interest	5,517,775	4/15/2025	5,221,491	5,190,942	3.48%
CIFC Funding 2013-II, Ltd.	Subordinated Notes, Residual Interest	12,325,000	4/18/2025	10,511,392	12,930,959	8.66%
CVC Apidos XIV	Subordinated Notes, Residual Interest	11,177,500	4/15/2025	10,269,328	10,951,559	7.33%
THL Credit Wind River 2013-2 CLO Ltd.	Subordinated Notes, Residual Interest	11,462,250	1/18/2026	10,192,212	10,717,204	7.17%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Notes	1,275,000	1/18/2026	451,912	585,013	0.39%
Babson CLO Ltd. 2013-II	Subordinated Notes, Residual Interest	12,939,125	1/18/2025	11,391,261	12,130,699	8.12%
CIFC Funding 2014, Ltd.	Subordinated Notes, Residual Interest	11,687,500	4/18/2025	10,612,595	11,258,032	7.54%
Marathon CLO VI Ltd.	Subordinated Notes, Residual Interest	2,975,000	5/13/2025	2,856,000	2,891,700	1.94%
				72,586,366	76,985,985	51.55%
CLO Loan Accumulation Facilities
Eaton Vance 2014-I, Ltd.	Preference Shares, Residual Interest	12,632,555	8/29/2016	12,750,000	13,466,418	9.02%
Birchwood Park CLO, Ltd.	Preference Shares, Residual Interest	21,250,000	1/6/2017	21,250,000	22,486,978	15.04%
Apidos CLO XIX	Preference Shares, Residual Interest	8,500,000	5/22/2017	8,500,000	8,563,368	5.73%
Cutwater 2014-I, Ltd.	Junior Notes, Residual Interest	12,750,000	4/18/2015	12,750,000	13,031,269	8.72%
Mountain View CLO 2014-1 Ltd.	Convertible Subordinated Notes, Residual Interest	10,625,000	5/25/2016	10,625,000	10,693,543	7.16%
				65,875,000	68,241,576	45.67%
Total investments at fair value as of June 30, 2014				$142,578,894	$149,369,140	100.00%

(1)	Fair value is determined by the Board in accordance with the Company's valuation policies and procedures.
(2)	CLO Equity includes CLO subordinated notes and Class M notes. Fair value includes the Company's interest in fee rebates on CLO subordinated notes.

See accompanying notes to the Schedule of Investments.

EAGLE POINT CREDIT COMPANY LLC
A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO SCHEDULE OF INVESTMENTS
JUNE 30, 2014

1. ORGANIZATION

Eagle Point Credit Company LLC (the “Company”) is a Delaware limited liability company which was formed on March 24, 2014 pursuant to a limited liability company agreement, as amended (the “Agreement”). The Company has commenced operations as of June 6th, 2014.

The Company, based in Greenwich, Connecticut is a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd., a Cayman Island exempted company (the “Member”). Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and the Member, and manages the day-to-day affairs of the Company under the supervision of the Company’s Board of Directors. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. An affiliate of the Adviser, Eagle Point Administration LLC (the “Administrator), will perform, or arrange for the performance of, the Company’s required administrative services. The Company intends to register as a closed-end investment company under the Investment Company Act of 1940 and to apply for listing on the New York Stock Exchange with the symbol “ECC”.

On June 6, 2014, the Member contributed a portfolio of CLO securities and related investments to the Company in exchange for all 2,500,000 of the Company’s outstanding units. The contribution price of the portfolio represented fair value as of the contribution date in accordance with U.S. Generally Accepted Accounting Principles (“US GAAP”), Topic 820 — Fair Value Measurements and Disclosures as determined by the Company’s Audit Committee and Board of Directors. The transaction was tax free with carry-over basis. Certain of the investments are held in an affiliated entity. The Company presents the proportional share of such investments with the related issuer on the Schedule of Investments. This contributed portfolio was comprised of a pro rata portion of each investment held by Eagle Point Credit Partners LP. Until such time as the Company converts into a corporation, Eagle Point Credit Partners Sub, Ltd. will retain all of the Company’s units and will remain its sole member.

2. DESCRIPTION OF THE BUSINESS

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Company may from time to time receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Sub II Ltd, an affiliated entity under common control which is owned 42.5% by the Company. Such fees are typically non-transferable and may be paid to the Company over the life of the respective CLO. The Company shall have perpetual existence unless sooner dissolved and wound up by the Members.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying Schedule of Investments has been prepared in conformity with US GAAP.

Basis of Recording Securities Transactions — The Company records the purchases and sales of securities on trade date.

EAGLE POINT CREDIT COMPANY LLC
A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO SCHEDULE OF INVESTMENTS
JUNE 30, 2014

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Fair Value of Financial Instruments — Assets and liabilities, which qualify as financial instruments under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 825, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates — The preparation of the Schedule of Investments in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount included in the Schedule of Investments at reporting date. The Adviser has estimated the fair value of the Company’s investments in the absence of readily determinable fair values. Because of the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Valuation of Investments — The most significant estimate inherent in the preparation of the Company’s Schedule of Investments is the valuation of investments. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Investments are reflected on the Schedule of Investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Company’s Board of Directors.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I — Quoted prices (unadjusted) are available in active markets for identical investments thatthe Company has the ability to access as of the reporting date.
•	Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of thereporting date, but are not the same as those used in Level I.
•	Level III — Pricing inputs are unobservable for the investment and include situations where thereis little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

EAGLE POINT CREDIT COMPANY LLC
A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO SCHEDULE OF INVESTMENTS
JUNE 30, 2014

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions that the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are approved by the Company’s Board of Directors.

See Note 4 “Investments” for further discussion relating to the Company’s investments.

In valuing its CLO debt, CLO equity and CLO loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales made by the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Cash and Cash Equivalents — The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No Cash equivalents were held as of June 30, 2014.

4. INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value by the fair value hierarchy levels described in Note 3 “Summary of Significant Accounting Policies” as of June 30th, 2014.

	Level I	Level II	Level III	Total
CLO Debt	$—	$—	$4,141,579	$4,141,579
CLO Equity	—	—	76,985,985	76,985,985
CLO Loan Accumulation Facilities	—	—	68,241,576	68,241,576
Total investments, at fair value	$—	$—	$149,369,140	$149,369,140

EAGLE POINT CREDIT COMPANY LLC
A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO SCHEDULE OF INVESTMENTS
JUNE 30, 2014

4. INVESTMENTS – (continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of June 30th, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board of Directors. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

CLO Equity	$76,985,985	Discounted	Constant Default Rate	0.0% – 2.0%
		Cash Flows	Constant Prepayment Rate	25.0%
			Reinvestment Spread	3.40% – 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.0% – 1.0%
			Recovery Rate	70.0%
			Discount Rate	7.6% – 13.1%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Company’s CLO debt and CLO loan accumulation facilities have been valued using unadjusted indicative broker dealer quotes and unadjusted trustee reports provided by third parties, respectively. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments at June 30th, 2014.

CLO loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the CLO loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines that the originally contemplated CLO is unlikely to be consummated, the fair value of the CLO loan accumulation facility is based on cost of the underlying loans plus accrued interest. In all other situations, the fair value of CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

The Adviser seeks investment opportunities that offer the possibility of attaining substantial investment returns. Certain events particular to each market in which the Company’s investments conduct its operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood that they may occur and the effect on the Company cannot be predicted.

The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Company to a risk of significant losses if those vehicles experience losses. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

The ability to liquidate the investments and realize value is subject to significant limitations and uncertainties, as there are generally no public markets for the Company’s investments at the current time.

EAGLE POINT CREDIT COMPANY LLC
A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO SCHEDULE OF INVESTMENTS
JUNE 30, 2014

4. INVESTMENTS – (continued)

The fair value of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, distributions to the CLO equity tranche could be reduced if LIBOR increases modestly (due to the presence of LIBOR floors on the assets but not on the CLO debt). In addition, there may be some difference between the timing of interest rate resets on the CLO debt and the assets of a CLO, which could have a negative effect on the amount of funds distributed to the CLO equity tranche. CLOs may not be able to enter into hedge agreements, even if it would otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of its assets and operating results.

The Company may invest capital in CLO loan accumulation facilities to acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. There typically will be no assurance that the future CLO will be consummated or that the loans held in such a CLO loan accumulation facility are eligible for purchase by the CLO. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses. Leverage is often utilized in a CLO loan accumulation facility and as such the potential risk of loss will be increased for such CLO loan accumulation facilities that employ leverage.

5. RELATED PARTY TRANSACTIONS

Pursuant to the terms of the investment advisory agreement, the Company will pay to the Adviser, for its services, a base management fee and an incentive fee.

The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s total equity base.

The incentive fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of the Company’s NAV (8.00% annualized) and a “catch up” feature.

Pursuant to the terms of the administration agreement, the Administrator will perform, or arrange for the performance of, the Company’s required administrative services. The Company will reimburse the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement.

On June 6, 2014, the Member contributed a portfolio of CLO securities and related investments to the Company in exchange for all 2,500,000 of the Company’s outstanding units. The contribution price represented fair value as of the contribution date in accordance with US GAAP as determined by the Company’s Audit Committee and Board of Directors. Certain of the investments are held in an affiliated entity. The Company presents the proportional share of such investments with the related issuer on the Schedule of Investments. This contributed portfolio was comprised of a pro rata portion of each investment held by Eagle Point Credit Partners LP.

EAGLE POINT CREDIT COMPANY LLC
A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)

NOTES TO SCHEDULE OF INVESTMENTS
JUNE 30, 2014

6. SUBSEQUENT EVENTS

On July 7, 2014 the Company filed Pre-Effective Amendment No. 1 to its registration statement (“Registration Statement”) on Form N-2 with the SEC in response to certain questions and comments raised by the SEC staff and to supplement and complete other information included in the Registration Statement.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through July 25, 2014, the date the Company’s Schedule of Investments was available to be issued. Management has determined that there are no events in addition to those described above that would require adjustment to or disclosure in the Company’s Schedule of Investments and related Notes through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Member
Eagle Point Credit Company LLC:

We have audited the accompanying statement of financial condition of Eagle Point Credit Company LLC (the “Company”) as of March 31, 2014 (in organization) (the “Statement”), and the related notes to the Statement. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the Statement referred to above presents fairly, in all material respects, the financial position of Eagle Point Credit Company LLC as of March 31, 2014 (in organization) in accordance with U.S. generally accepted accounting principles.

/s/ KPMG LLP
May 19, 2014

EAGLE POINT CREDIT COMPANY LLC

STATEMENT OF FINANCIAL CONDITION
MARCH 31, 2014
(IN ORGANIZATION)

ASSETS
Cash	$10,000
Total Assets	$10,000
LIABILITIES AND MEMBER’S EQUITY
Liabilities	$—
Total Liabilities	—
Member’s Equity	10,000
Total Liabilities and Member’s Equity	$10,000

EAGLE POINT CREDIT COMPANY LLC

NOTES TO STATEMENT OF FINANCIAL CONDITION
MARCH 31, 2014 (IN ORGANIZATION)

1. DESCRIPTION OF THE BUSINESS

Eagle Point Credit Company LLC (“Eagle Point” or the “Company”) is a Delaware limited liability company which was formed on March 24, 2014 pursuant to a limited liability company agreement, as amended (the “Agreement”).

Eagle Point is based in Greenwich, Connecticut and is a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd, a Cayman Island exempted company (the “Member”). Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and the Member. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. The Company intends to register as a closed-end investment company under the Investment Company Act of 1940 and to apply for listing on the New York Stock Exchange with the symbol “ECC”.

Eagle Point’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. The Company shall have perpetual existence unless sooner dissolved and wound up by the Member.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents — The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account at a large U.S. financial institution which, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company is exposed to credit risk to the extent the bank may be unable to fulfill its obligation to repay account deposits which exceed Federal insured limits. The Company monitors the performance of the bank where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held at March 31, 2014.

Organization Costs — The Adviser has agreed to pay all of the Company’s organization expenses incurred as of March 31, 2014.

EAGLE POINT CREDIT COMPANY LLC

NOTES TO STATEMENT OF FINANCIAL CONDITION
MARCH 31, 2014 (IN ORGANIZATION)

3. MEMBER’S EQUITY

As of March 31, 2014, the Member has committed and funded equity contributions of $10,000.

4. SUBSEQUENT EVENTS

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 19, 2014, the date the financial statements of the Company were available to be issued. Management has determined that there are no events that would require adjustment to or disclosure in the Company’s Statement and related notes through this date.

Report of Independent Registered Public Accounting Firm

The Partners
Eagle Point Credit Partners LP:

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital of Eagle Point Credit Partners LP and Subsidiaries (the “Master Fund”) as of December 31, 2013, including the consolidated schedule of investments, the related consolidated statement of operations and cash flows for the year then ended, and the consolidated statements of changes in partners’ capital and financial highlights for the year then ended and for the period from November 30, 2012 (commencement of operations) through December 31, 2012. These consolidated financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Point Credit Partners LP and Subsidiaries as of December 31, 2013, the results of its operations and its cash flows for the year then ended, and changes in its partners’ capital and financial highlights for the year then ended and for the period from November 30, 2012 (commencement of operations) through December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
July 7, 2014

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

CONSOLIDATED STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL
December 31, 2013
(expressed in U.S. dollars)

ASSETS
Investments at fair value (cost $214,258,508)	$227,552,813
Other assets	549,336
Cash and cash equivalents	28,207,938
Total Assets	$256,310,087
LIABILITIES AND PARTNERS’ CAPITAL
Liabilities
Management fee payable	$810,176
Accrued expenses	162,180
Total Liabilities	972,356
Partners’ Capital	255,337,731
Total Liabilities and Partners’ Capital	$256,310,087

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

CONSOLIDATED SCHEDULE OF INVESTMENTS
as of December 31, 2013
(expressed in U.S. dollars)

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Partners’ Capital
CLO Debt
CVC Apidos XIV	Class E Notes, LIBOR + 4.4%,	$3,000,000	4/15/2025	$2,697,600	$2,655,000	1.0%
				2,697,600	2,655,000	1.0%
CLO Equity(2)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	29,000,000	1/15/2024	26,071,000	26,168,476	10.2%
Sheridan Square CLO, Ltd.	Subordinated Notes, Residual Interest	32,983,000	4/15/2025	29,410,941	30,465,312	11.9%
CIFC Funding 2013-II, Ltd.	Subordinated Notes, Residual Interest	29,000,000	4/18/2025	24,732,688	29,979,521	11.7%
CVC Apidos XIV	Subordinated Notes, Residual Interest	23,600,000	4/15/2025	24,163,125	26,625,525	10.4%
THL Credit Wind River 2013-2 CLO Ltd.	Subordinated Notes, Residual Interest	32,970,000	1/18/2026	29,316,864	31,024,770	12.2%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Notes	3,000,000	1/18/2026	1,063,323	1,096,611	0.4%
Babson CLO Ltd. 2013-II	Subordinated Notes, Residual Interest	30,445,000	1/18/2025	26,802,967	27,209,461	10.8%
				161,560,908	172,569,676	67.6%
CLO Loan Accumulation Facilities
Eaton Vance 2013-A, Ltd.	Preference Shares, Residual Interest	25,000,000	8/29/2016	25,000,000	25,522,279	10.0%
CIFC Funding 2013-V, Ltd.	Junior Notes, Residual Interest	25,000,000	8/24/2014	25,000,000	26,805,858	10.5%
				50,000,000	52,328,137	20.5%
Total investments at fair value as of December 31, 2013				$214,258,508	$227,552,813	89.1%

(1)	Fair value is determined in good faith by the Adviser’s investment committee.
(2)	CLO Equity includes CLO subordinated notes and Class M notes. Fair value includes the value of fee rebates on CLO subordinated notes.

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2013
(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$13,715,372
Other income	835,634
Total Investment Income	14,551,006
EXPENSES
Management fee	1,762,979
Professional fees	366,957
Other expenses	192,762
Total Expenses before Management Fee Waiver	2,322,698
Management Fee Waiver	(281,406)
Total Expenses after Management Fee Waiver	2,041,292
NET INVESTMENT INCOME	12,509,714
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	8,203,150
Net change in unrealized appreciation on investments	12,580,379
NET GAIN ON INVESTMENTS	20,783,529
NET INCOME	$33,293,243

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
For the period from November 30, 2012 (commencement of operations) through December 31, 2012 and the year ended December 31, 2013
(expressed in U.S. dollars)

	General Partner	Special Limited Partner	Limited Partners	Total
Partners’ capital at November 30, 2012	$—	$—	$—	$—
Capital contributions	1,038	—	26,069,962	26,071,000
Net investment loss	(4)	—	(106,565)	(106,569)
Net realized gain on investments	—	—	—	—
Net change in unrealized appreciation on investments	28	—	713,898	713,926
Performance Allocation	89,286	—	(89,286)	—
Partners’ capital at December 31, 2012	90,348	—	26,588,009	26,678,357
Capital contributions	6,464	—	195,359,667	195,366,131
Net investment income	10,859	—	12,498,855	12,509,714
Net realized gain on investments	7,057	—	8,196,093	8,203,150
Net change in unrealized appreciation on investments	9,465	—	12,570,914	12,580,379
Performance Allocation	3,387,590	1,500,000	(4,887,590)	—
Partners’ capital at December 31, 2013	$3,511,783	$1,500,000	$250,325,948	$255,337,731

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2013
(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$33,293,243
Adjustments to reconcile net income to net cash used in operating activities:
Purchase of investments	(372,613,257)
Sales of investments	192,628,899
Net change in unrealized appreciation on investments	(12,580,379)
Net realized gain on disposition of investments	(8,203,150)
Changes in assets and liabilities:
Other assets	(338,574)
Management fee payable	810,176
Accrued expenses	(155,154)
Net cash used in operating activities	(167,158,196)
CASH FLOWS FROM FINANCING ACTIVITIES
Partners’ contributions	195,366,131
Net cash provided by financing activities	195,366,131
NET INCREASE IN CASH AND CASH EQUIVALENTS	28,207,935
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3
CASH AND CASH EQUIVALENTS, END OF YEAR	$28,207,938

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

1. DESCRIPTION OF THE MASTER FUND

Eagle Point Credit Partners LP (“EPCP”) is a Cayman Islands exempted limited partnership which was formed and commenced operations on November 30, 2012. EPCP registered as a master fund under the Cayman Islands Mutual Funds Law (as revised) on July 17, 2013. As of December 31, 2013, EPCP had two wholly owned subsidiaries: Eagle Point Credit Sub Ltd. and Eagle Point Credit Sub II, Ltd., both Cayman Islands exempted companies (together with EPCP, the “Master Fund”).

EPCP is the master fund in a master/feeder fund structure and has three feeder funds that invest substantially all of their assets in EPCP: Eagle Point Credit US LP (the “US Feeder”), Eagle Point Credit Non-US LP (the “Non-US Feeder”) and Eagle Point Credit Co-Investment Fund I LP (the “Co-Investor Fund”), (collectively, the “Feeder Funds”).

Eagle Point Credit GP I LP, a Cayman Islands exempted limited partnership, is the general partner of EPCP (the “General Partner”). For the period from November 30, 2012 (commencement of operations) through March 28, 2013, the investment manager of EPCP was Stone Point Capital, LLC, an affiliated entity. Effective March 29, 2013, Eagle Point Credit Management LLC, a Delaware limited liability company, was named investment manager of EPCP (the “Adviser”), replacing Stone Point Capital, LLC as interim investment manager. On the same date, the Adviser was also granted registration pursuant to Section 203 of the Investment Advisor Act of 1940. The Adviser is the special limited partner of EPCP. The General Partner and the Adviser are also the general partner and the investment manager of the Feeder Funds, respectively.

The investment objective of the Master Fund is to generate high current income, with a secondary objective to generate capital appreciation. The Adviser seeks to achieve these investment objectives by investing primarily in equity and junior debt tranches of CLOs as well as by investing in other securities and instruments that are related to these investments including, among other investments, senior debt tranches of CLOs and CLO loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Master Fund may from time to time receive fee rebates from the CLO issuer. Such fees are typically non-transferable and may be paid to the Master Fund over the life of the respective CLO. The Master Fund may also invest in derivative financial instruments and may use leverage in connection with its investment strategy, subject to certain limitations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The consolidated financial statements of the Master Fund have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements include the accounts of the ECPC and its wholly owned subsidiaries, Eagle Point Credit Sub Ltd. and Eagle Point Credit Sub II Ltd. All inter-company accounts and transactions have been eliminated upon consolidation.

Fair Value of Financial Instruments — Assets and liabilities, which qualify as financial instruments under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 825, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires the General Partner and the Adviser to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. The Adviser has estimated the fair value of the Master Fund’s investments in the absence of readily determinable fair values. Because of the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Valuation of Investments — The most significant estimate inherent in the preparation of the Master Fund’s financial statements is the valuation of investments. There is no single method for determining fair

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Master Fund.

The Master Fund accounts for its investments in accordance with U.S. GAAP, which define fair value, establish a framework for measuring fair value, and require enhanced disclosures about fair value measurements. Investments are reflected on the Consolidated Statement of Assets, Liabilities and Partners’ Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Consolidated Statement of Operations as “Net change in unrealized appreciation of investments.” Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I — Quoted prices (unadjusted) are available in active markets for identical investments that the Master Fund has the ability to access as of the reporting date.
•	Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.
•	Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions that the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are prepared by the Adviser’s investment staff and are reviewed and approved by the investment committee.

See note 5 “Investments” for further discussion relating to the Master Fund’s investments.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In valuing its CLO debt, CLO equity and CLO loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales made by the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Cash and Cash Equivalents — The Master Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Master Fund maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Income and Expense Recognition — Interest income is recognized on the accrual basis of accounting. Other income includes the Master Fund’s share of income under the terms of Class M notes and participation agreements and is recognized on the accrual basis. Expenses are recorded on the accrual basis as incurred. Realized gains and losses are recorded using the specific identification method.

Income Taxes — Under the laws of the Cayman Islands, the Master Fund is generally not subject to income taxes. The Master Fund files a tax return in the U.S. federal jurisdiction. No provision for income taxes has been made in the financial statements as the partners are individually responsible for reporting income or loss based on their respective share of Master Fund’s revenue and expenses for U.S. income tax purposes.

The Master Fund recognizes tax benefits of uncertain tax positions only where the position is more-likely than-not (i.e. greater than 50 percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Master Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely than-not recognition threshold is measured to determine the amount of benefit to recognize in the Master Fund’s consolidated financial statements. Income tax and related interest and penalties would be recognized by the Master Fund as tax expense in the Consolidated Statement of Operations if the tax positions were deemed to meet the more-likely than-not threshold.

The General Partner, in consultation with the Adviser, has analyzed the Master Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following is the major tax jurisdiction for the Master Fund and the earliest tax year subject to examination: United States — 2012.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

3. PARTNERS’ CAPITAL

Prior to July 16, 2013, all contributions to the Master Fund occurred in response to capital calls made by the Master Fund and pursuant to binding commitments by each limited partner. Effective July 16, 2013, the Master Fund’s partnership agreement was amended to allow for initial and additional capital contributions to be made as of the first day of each month at the initiative of each limited partner, subject to General Partner’s approval. From time to time the General Partner may still offer limited partners the opportunity to make contributions in installments pursuant to a binding commitment by such limited partner. As of December 31, 2013, the Master Fund has aggregate commitments of $284,222,000, of which 77.9% has been funded.

Prior to July 16, 2013, a limited partner was not permitted to withdraw all or any part of its capital account. Effective July 16, 2013, under the terms of the Master Fund’s partnership agreement as amended, a limited partner may withdraw up to 25% of the net asset value of its capital account at the end of each quarter, provided that a limited partner may not make a withdrawal from a capital account earlier than thirty-six months following the date on which the capital contribution relating to such withdrawal was made. The General Partner may waive this limitation in its sole discretion. While the General Partner and the special limited partner are subject to the limitation on withdrawals discussed above with respect to each of their capital contributions, such limitations do not apply with respect to the amounts allocated to the General Partner’s or special limited partner’s capital accounts in connection with the performance allocation.

The Master Fund is generally expected to receive distributions from its underlying investments that represent dividends, interest and other items of income and return of principal. Limited partners can make one or both elections below under the terms of the partnership agreement, subject to the General Partner’s determination of the amounts available for distribution:

1)	Elect to receive quarterly cash distributions of available income in amount equal to an annualized 8% return on the net asset value of the limited partner’s capital account.
2)	Elect to receive a tax distribution in an amount equal to the excess of the maximum tax liability of the limited partner in a particular fiscal year over the distributions otherwise made to the limited partner in the fiscal year.

Unless a limited partner makes one of the elections above, the available income will be reinvested in the Master Fund.

4. ALLOCATION OF PROFITS AND LOSSES

Pursuant to the terms of the Master Fund’s partnership agreement, net profits or net losses of the Master Fund for any accounting period shall be allocated to all partners in accordance with their percentage interest at the beginning of such accounting period. Subject to the application of loss recovery accounts as of the end of any performance period, and with respect to each capital account maintained for a limited partner, a performance allocation shall be debited from the limited partner and credited to the capital account of the General Partner. The performance allocation shall equal, for any performance period, 15% of all net profits allocable to the capital accounts of a limited partner’s capital account during such performance period; provided, however, that such amount shall be reduced to the extent necessary such that the limited partner will have achieved a preferred annualized return of 8% applicable to its capital account during the performance period. The Co-Investor Fund and the special limited partner are not subject to a performance allocation.

The General Partner in its sole discretion may reduce, waive or rebate the performance allocation with respect to any limited partner. The General Partner may, in its sole discretion, share all or a portion of the performance allocation with the special limited partner, whose portion of the performance allocation shall be credited directly to the capital account(s) of the special limited partner. For the period from November 30, 2012 (commencement of operations) through December 31, 2012, the General Partner received a performance

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

4. ALLOCATION OF PROFITS AND LOSSES  – (continued)

allocation of $89,286. For the year ended December 31, 2013, the General Partner and the special limited partner received a performance allocation of $3,387,590 and $1,500,000, respectively.

5. INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Master Fund’s investments measured and reported at fair value by the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2013.

	Level I	Level II	Level III	Total
CLO Debt	$—	$—	$2,655,000	$2,655,000
CLO Equity	—	—	172,569,676	172,569,676
CLO Loan Accumulation Facilities	—	—	52,328,137	52,328,137
Total investments, at fair value	$—	$—	$227,552,813	$227,552,813

The changes in investments classified as Level III are as follows for the year ended December 31, 2013:

	CLO Debt	CLO Equity	CLO Loan Accumulation Facilities	Total
Balance, December 31, 2012	$—	$26,784,926	$—	$26,784,926
Purchases	86,409,063	135,489,908	150,714,286	372,613,257
Sales	(84,325,928)	—	(108,302,971)	(192,628,899)
Net realized and unrealized gains (losses)	571,865	10,294,842	9,916,822	20,783,529
Transfers in (out) of Level III	—	—	—	—
Balance, December 31, 2013	$2,655,000	$172,569,676	$52,328,137	$227,552,813

The total realized gains and losses recorded for Level III investments, if any, are reported in “Net realized gain on investments,” while changes in unrealized gains and losses are reported in “Net change in unrealized appreciation of investments” in the Consolidated Statement of Operations.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2013. In addition to the techniques and inputs noted in the table below, according to the Master Fund’s valuation policy, the General Partner may use other valuation techniques and methodologies when determining the Master Fund’s fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Master Fund’s fair value measurements.

	Fair Value at December 31, 2013	Valuation Technique	Unobservable Inputs	Values/Ranges
CLO Equity	$172,569,676	Discounted	Constant Default Rate	2.0%
		Cash Flows	Constant Prepayment Rate	25.0%
			Reinvestment Spread	3.40% - 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.0% - 1.0%
			Recovery Rate	70.0%
			Discount Rate	7.5% - 13.5%

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

5. INVESTMENTS  – (continued)

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Master Fund’s CLO debt and CLO loan accumulation facilities have been valued using unadjusted indicative broker dealer quotes and unadjusted trustee reports provided by third parties, respectively. As a result, there were no unobservable inputs that have been internally developed by the Master Fund in determining the fair values of these investments at December 31, 2013.

CLO loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the CLO loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines that the originally contemplated CLO is unlikely to be consummated, the fair value of the CLO loan accumulation facility is based on cost of the underlying loans plus accrued interest. In all other situations, the fair value of CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

The General Partner seeks investment opportunities that offer the possibility of attaining substantial investment returns. Certain events particular to each market in which the Master Fund’s investments conduct its operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Master Fund’s investments and/or on the fair value of the Master Fund’s investments. Such events are beyond the Master Fund’s control, and the likelihood that they may occur and the effect on the Master Fund cannot be predicted.

The Master Fund’s portfolio may be concentrated in a limited number of investments in CLOs, which will subject the Master Fund to a risk of significant losses if those vehicles experience losses. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

The ability to liquidate the investments and realize value is subject to significant limitations and uncertainties, as there are generally no public markets for the Master Fund’s investments at the current time.

The fair value of certain of the Master Fund’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Master Fund’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, distributions to the CLO equity tranche could be reduced if LIBOR increases modestly (due to the presence of LIBOR floors on the assets but not on the CLO debt). In addition, there may be some difference between the timing of interest rate resets on the CLO debt and the assets of a CLO, which could have a negative effect on the amount of funds distributed to the CLO equity tranche. CLOs may not be able to enter into hedge agreements, even if it would otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Master Fund’s cash flow, fair value of its assets and operating results.

The Master Fund may invest capital in CLO loan accumulation facilities to acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. There typically will be no assurance that the future CLO will be consummated or that the loans held in such a CLO loan accumulation facility are eligible for purchase by the CLO. In the event a planned CLO is not consummated, or the loans are not

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

5. INVESTMENTS  – (continued)

eligible for purchase by the CLO, the Master Fund may be responsible for either holding or disposing of the loans. This could expose the Master Fund to credit and/or mark-to-market losses. Leverage is often utilized in a CLO loan accumulation facility and as such the potential risk of loss will be increased for such CLO loan accumulation facilities that employ leverage.

6. MANAGEMENT OF THE MASTER FUND AND RELATED PARTY TRANSACTIONS

Pursuant to the terms of the partnership agreement, the Master Fund pays to the Adviser a management fee, calculated monthly and payable quarterly in arrears, at an annualized rate of 1.50% of the aggregate net asset value the capital account of the US Feeder and the Non-US Feeder calculated prior to the allocation of the management fee and reallocation of any performance allocation. The Adviser may defer payment of some or all of the management fee to a future date in its sole discretion and may waive or reduce the management fee for any partner. For the period from November 30, 2012 through March 28, 2013, there were no management fees charged to the Master Fund. The Adviser waived management fees of $281,406 for the period from March 29, 2013 to May 31, 2013. For the year ended December 31, 2013, the management fee charged to the Master Fund, net of management fee waivers, totaled $1,481,573.

At December 31, 2013, Trident V, LP and its related investment vehicles, which are affiliated entities of the Adviser, owned approximately 83% of the Master Fund through their investment in the Feeder Funds.

7. ADMINISTRATIVE FEE

SS&C Technologies, Inc. was appointed to serve as the administrator of the Master Fund and the Feeder Funds and performs certain administrative and clerical services on behalf of the Master Fund and the Feeder Funds effective April 1, 2013. For the year ended December 31, 2013 the Master Fund was charged administrative fees of $118,897, which are included in the Consolidated Statement of Operations, and of which $14,783 was payable at December 31, 2013.

8. FINANCIAL HIGHLIGHTS

Financial highlights for the year ended December 31, 2013 and for the period from November 30, 2012 (commencement of operations) through December 31, 2012 are as follows:

	Year ended December 31, 2013	Period ended December 31, 2012
Total return
Total return before Performance Allocation	27.97%	2.33%
Performance Allocation	(4.11)	(0.34)
Total return after Performance Allocation	23.86%	1.99%
Ratio to average Limited Partners’ capital
Expenses (including Management Fee)	1.56%	0.40%
Management Fee Waiver	(0.19)	—
Expenses before Performance Allocation	1.37	0.40
Performance Allocation	3.28	0.34
Expenses and Performance Allocation	4.65%	0.74%
Net investment income (loss)	8.39%	(0.40)%
Portfolio turnover	146.50%	—%

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

8. FINANCIAL HIGHLIGHTS  – (continued)

Financial highlights are calculated for the limited partners’ class taken as a whole. An individual limited partner’s return and ratios may vary based on different performance allocation and/or management fee arrangements, and the timing of capital transactions.

Total return and ratios for the period from November 30, 2012 (commencement of operations) through December 31, 2012 have not been annualized. The net investment income (loss) ratios do not reflect the effects of the performance allocation to the General Partner and special limited partner.

For the period from November 30, 2012 (commencement of operations) through December 31, 2012, the Master Fund did not sell any investment and had no portfolio turnover.

9. SUBSEQUENT EVENTS

From January 1, 2014 to July 7, 2014, the Master Fund received net additional capital contributions of approximately $181.7 million.

On March 24, 2014, Eagle Point Credit Company LLC (“EPCC”) was formed as a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd. EPCC is a Delaware limited liability company.

On June 6, 2014, EPCC filed a Form N-8A and a Form N-2 (“Registration Statement”) with the Securities and Exchange Commission to register as a closed-end management investment company under the Investment Company Act of 1940, as amended. EPCC is currently in the registration process. Prior to the effectiveness of EPCC’s Registration Statement, EPCC intends to convert into a Delaware corporation and to spin-off from the Master Fund as a stand-alone entity. Upon conversion, certain investors in the Feeder Funds have agreed to effectively convert a percentage of their interests in the respective Feeder Fund for common shares of EPCC, as a redemption-in-kind out of the Master Fund and the Feeder Funds.

On June 7, 2014, Eagle Point Credit Partners Sub III Ltd. was formed as a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd.

The General Partner has evaluated the need for disclosures and/or adjustments resulting from subsequent events through July 7, 2014 the date the financial statements of the Master Fund were available to be issued. The General Partner has determined that there are no events in addition to those described above that would require adjustment to or disclosure in the Master Fund’s consolidated financial statements through this date.

Report of Independent Registered Public Accounting Firm

The Partners
Eagle Point Credit Partners LP:

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital of Eagle Point Credit Partners LP and Subsidiaries (the “Master Fund”) as of December 31, 2012, including the consolidated schedule of investments, and the related consolidated statement of operations, changes in partners’ capital, cash flows and financial highlights for the period from November 30, 2012 (commencement of operations) through December 31, 2012. These consolidated financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Point Credit Partners LP and Subsidiaries as of December 31, 2012, the results of its operations changes in its partners’ capital, cash flows and financial highlights for the period from November 30, 2012 (commencement of operations) through December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
July 7, 2014

EAGLE POINT CREDIT PARTNERS LP

CONSOLIDATED STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL
December 31, 2012
(expressed in U.S. dollars)

ASSETS
Investments at fair value (cost $26,071,000)	$26,784,926
Other assets	210,762
Cash and cash equivalents	3
Total Assets	$26,995,691
LIABILITIES AND PARTNERS’ CAPITAL
Liabilities
Accrued expenses	$317,334
Total Liabilities	317,334
Partners’ Capital	26,678,357
Total Liabilities and Partners’ Capital	$26,995,691

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

CONSOLIDATED SCHEDULE OF INVESTMENTS
as of December 31, 2012
(expressed in U.S. dollars)

	Investment	Par	Maturity	Cost	Fair Value(1)	% of Partners’ Capital
CLO Equity(2)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	29,000,000	1/15/2024	$26,071,000	26,784,926	100.4%
Total investments at fair value as of December 31, 2012				$26,071,000	$26,784,926	100.4%

(1)	Fair value is determined in good faith by the Adviser’s investment committee.
(2)	CLO Equity includes CLO subordinated notes. Fair value includes the value of fee rebates on CLO subordinated notes.

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP

CONSOLIDATED STATEMENT OF OPERATIONS
For the period from November 30, 2012 (commencement of operations) through December 31, 2012
(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$3
Total Investment Income	3
EXPENSES
Professional fees	103,000
Other expenses	3,572
Total Expenses	106,572
NET INVESTMENT LOSS	(106,569)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net change in unrealized appreciation on investments	713,926
NET GAIN ON INVESTMENTS	713,926
NET INCOME	$607,357

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP

CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
For the period from November 30, 2012 (commencement of operations) through December 31, 2012
(expressed in U.S. dollars)

	General Partner	Limited Partners	Total
Net assets represented by partners’
Partners’ capital at November 30, 2012	$—	$—	$—
Capital contributions	1,038	26,069,962	26,071,000
Partners’ distributions			—
Net investment loss	(4)	(106,565)	(106,569)
Net change in unrealized appreciation on investments	28	713,898	713,926
Performance Allocation	89,286	(89,286)	—
Partners’ capital at December 31, 2012	$90,348	$26,588,009	$26,678,357

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP

CONSOLIDATED STATEMENT OF CASH FLOWS
For the period from November 30, 2012 (commencement of operations) through December 31, 2012
(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$607,357
Adjustments to reconcile net income to net cash used in operating activities:
Purchase of investments	(26,071,000)
Net change in unrealized appreciation on investments	(713,926)
Changes in assets and liabilities:
Other assets	(210,762)
Accrued expenses	317,334
Net cash used in operating activities	(26,070,997)
CASH FLOWS FROM FINANCING ACTIVITIES
Partners’ contributions	26,071,000
Net cash provided by financing activities	26,071,000
NET INCREASE IN CASH AND CASH EQUIVALENTS	3
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—
CASH AND CASH EQUIVALENTS, END OF PERIOD	$3

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

1. DESCRIPTION OF THE MASTER FUND

Eagle Point Credit Partners LP (“EPCP”) is a Cayman Islands exempted limited partnership which was formed and commenced operations on November 30, 2012. As of December 31, 2012, EPCP had two wholly owned subsidiaries: Eagle Point Credit Sub Ltd. and Eagle Point Credit Sub II, Ltd., both Cayman Islands exempted companies (together with EPCP, the “Master Fund”).

EPCP is the master fund in a master/feeder fund structure and has three feeder funds that invest substantially all of their assets in EPCP: Eagle Point Credit US LP (the “US Feeder”), Eagle Point Credit Non-US LP (the “Non-US Feeder”) and Eagle Point Credit Co-Investment Fund I LP (the “Co-Investor Fund”), (collectively, the “Feeder Funds”).

Eagle Point Credit GP I LP, a Cayman Islands exempted limited partnership, is the general partner of EPCP (the “General Partner”). For the period from November 30, 2012 (commencement of operations) through December 31, 2012, the investment manager of EPCP and the Feeder Funds was Stone Point Capital, LLC, an affiliated entity (the “Investment Manager”). The General Partner is also the general partner of the Feeder Funds.

The investment objective of the Master Fund is to generate high current income, with a secondary objective to generate capital appreciation. The Investment Manager seeks to achieve these investment objectives by investing primarily in equity and junior debt tranches of CLOs as well as by investing in other securities and instruments that are related to these investments including, among other investments, senior debt tranches of CLOs and CLO loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Master Fund may from time to time receive fee rebates from the CLO issuer. Such fees are typically non-transferable and may be paid to the Master Fund over the life of the respective CLO. The Master Fund may also invest in derivative financial instruments and may use leverage in connection with its investment strategy, subject to certain limitations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The consolidated financial statements of the Master Fund have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements include the accounts of the ECPC and its wholly owned subsidiaries, Eagle Point Credit Sub Ltd. and Eagle Point Credit Sub II Ltd. All inter-company accounts and transactions have been eliminated upon consolidation.

Fair Value of Financial Instruments — Assets and liabilities, which qualify as financial instruments under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 825, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires the General Partner and the Investment Manager to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. The Investment Manager has estimated the fair value of the Master Fund’s investments in the absence of readily determinable fair values. Because of the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Valuation of Investments — The most significant estimate inherent in the preparation of the Master Fund’s financial statements is the valuation of investments. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Master Fund.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Master Fund accounts for its investments in accordance with U.S. GAAP, which define fair value, establish a framework for measuring fair value, and require enhanced disclosures about fair value measurements. Investments are reflected on the Consolidated Statement of Assets, Liabilities and Partners’ Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Consolidated Statement of Operations as “Net change in unrealized appreciation of investments.” Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I — Quoted prices (unadjusted) are available in active markets for identical investments that the Master Fund has the ability to access as of the reporting date.
•	Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.
•	Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Investment Manager.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Investment Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Investment Manager’s own assumptions (including assumptions that the Investment Manager believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are prepared by the Investment Manager’s investment staff and are reviewed and approved by the investment committee.

See note 5 “Investments” for further discussion relating to the Master Fund’s investments.

In valuing its CLO debt, CLO equity and CLO loan accumulation facility investments, the Investment Manager considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales made by the Investment Manager in similar securities and output from a third-party financial model.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Investment Manager.

Cash and Cash Equivalents — The Master Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Master Fund maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Investment Manager monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Income and Expense Recognition — Interest income is recognized on the accrual basis of accounting. Other income includes the Master Fund’s share of income under the terms of participation agreements and is recognized on the accrual basis. Expenses are recorded on the accrual basis as incurred. Realized gains and losses are recorded using the specific identification method.

Income Taxes — Under the laws of the Cayman Islands, the Master Fund is generally not subject to income taxes. The Master Fund files a tax return in the U.S. federal jurisdiction. No provision for income taxes has been made in the financial statements as the partners are individually responsible for reporting income or loss based on their respective share of Master Fund’s revenue and expenses for U.S. income tax purposes.

The Master Fund recognizes tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50 percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Master Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Master Fund’s consolidated financial statements. Income tax and related interest and penalties would be recognized by the Master Fund as tax expense in the Consolidated Statement of Operations if the tax positions were deemed to meet the more-likely than-not threshold.

The General Partner, in consultation with the Investment Manager, has analyzed the Master Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following is the major tax jurisdiction for the Master Fund and the earliest tax year subject to examination: United States — 2012.

3. PARTNERS’ CAPITAL

Capital calls are made by EPCP to fund investments, or to pay expenses, taxes, fees or other obligations of EPCP in accordance with the partnership agreement. As of December 31, 2012, EPCP has aggregate capital Commitments of $251,176,000, of which 10.4% has been funded.

For the period from November 30, 2012 (commencement of operations) through December 31, 2012, a limited partner was not permitted to demand a withdrawal of all or any part of its capital account. The General Partner may waive this limitation in its sole discretion. The General Partner may withdraw all or any part of its capital account in its sole discretion at any time.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

4. ALLOCATION OF PROFITS AND LOSSES

Pursuant to the terms of the Master Fund’s partnership agreement, net profits or net losses of the Master Fund for any accounting period shall be allocated to all partners in accordance with their percentage interest at the beginning of such accounting period. Subject to the application of loss recovery accounts as of the end of any performance period, and with respect to each capital account maintained for a limited partner, a performance allocation shall be debited from the limited partner and credited to the capital account of the General Partner. The performance allocation shall equal, for any performance period, 15% of all net profits allocable to the capital accounts of a limited partner’s capital account during such performance period; provided, however, that such amount shall be reduced to the extent necessary such that the limited partner will have achieved a preferred annualized return of 8% applicable to its capital account during the performance period. The Co-Investor Fund and the special limited partner are not subject to a performance allocation.

The General Partner in its sole discretion may reduce, waive or rebate the performance allocation with respect to any limited partner. The General Partner may, in its sole discretion, share all or a portion of the performance allocation with the special limited partner, whose portion of the performance allocation shall be credited directly to the capital account(s) of the special limited partner. For the period from November 30, 2012 (commencement of operations) through December 31, 2012, the General Partner received a performance allocation of $89,286.

5. INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Master Fund’s investments measured and reported at fair value by the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2012.

	Level I	Level II	Level III	Total
CLO Equity	$—	$—	$26,784,926	$26,784,926
Total investments, at fair value	$—	$—	$26,784,926	$26,784,926

The changes in investments classified as Level III are as follows for the period from November 30, 2012 (commencement of operations) through December 31, 2012:

	CLO Equity	Total
Balance, November 30, 2012	$—	$—
Purchases	26,071,000	26,071,000
Sales	—	—
Net realized and unrealized gains (losses)	713,926	713,926
Transfers in (out) of Level III	—	—
Balance, December 31, 2012	$26,784,926	$26,784,926

Change in unrealized appreciation of investments included in the Consolidated Statement of Operations relate to investments still held at the reporting date.

The total realized gains and losses recorded for Level III investments, if any, are reported in “Net realized gain on investments,” while changes in unrealized gains and losses are reported in “Net change in unrealized appreciation of investments” in the Consolidated Statement of Operations.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2012. In addition to the techniques and inputs noted in the table below, according to the Master Fund’s valuation policy, the General Partner may use other valuation techniques and methodologies when determining the Master Fund’s fair value measurements. The

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

5. INVESTMENTS  – (continued)

table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Master Fund’s fair value measurements.

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Inputs	Values/Ranges
CLO Equity	$26,784,926	Discounted	Constant Default Rate	1.5% - 2.5%
		Cash Flows	Constant Prepayment Rate	20.0% - 30.0%
			Reinvestment Spread	3.90% - 4.30%
			Reinvestment Price	99.25% - 99.75%
			Reinvestment Floor	0.75% - 1.25%
			Recovery Rate	70.0% - 81.5%
			Discount Rate	9.0% - 18.1%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Investment Risk Factors and Concentration of Investments

The General Partner seeks investment opportunities that offer the possibility of attaining substantial investment returns. Certain events particular to each market in which the Master Fund’s investments conduct its operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Master Fund’s investments and/or on the fair value of the Master Fund’s investments. Such events are beyond the Master Fund’s control, and the likelihood that they may occur and the effect on the Master Fund cannot be predicted.

The Master Fund’s portfolio may be concentrated in a limited number of investments in CLOs, which will subject the Master Fund to a risk of significant losses if those vehicles experience losses. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

The ability to liquidate the investments and realize value is subject to significant limitations and uncertainties, as there are generally no public markets for the Master Fund’s investments at the current time.

The fair value of certain of the Master Fund’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Master Fund’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, distributions to the CLO equity tranche could be reduced if LIBOR increases modestly (due to the presence of LIBOR floors on the assets but not on the CLO debt). In addition, there may be some difference between the timing of interest rate resets on the CLO debt and the assets of a CLO, which could have a negative effect on the amount of funds distributed to the CLO equity tranche. CLOs may not be able to enter into hedge agreements, even if it would otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Master Fund’s cash flow, fair value of its assets and operating results.

The Master Fund may invest capital in CLO loan accumulation facilities to acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. There typically will be no assurance that the future CLO will be consummated or that the loans held in such a CLO loan accumulation facility are

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

5. INVESTMENTS  – (continued)

eligible for purchase by the CLO. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Master Fund may be responsible for either holding or disposing of the loans. This could expose the Master Fund to credit and/or mark-to-market losses. Leverage is often utilized in a CLO loan accumulation facility and as such the potential risk of loss will be increased for such CLO loan accumulation facilities that employ leverage.

6. MANAGEMENT OF THE MASTER FUND AND RELATED PARTY TRANSACTIONS

The General Partner has appointed Stone Point Capital LLC, an affiliate of the General Partner, as the Investment Manager of EPCP on an interim basis until such time as Eagle Point Credit Management LLC is registered as an investment advisor with the U.S. Securities and Exchange Commission. Eagle Point Credit Management LLC is an affiliate of Stone Point Capital LLC.

As discussed in note 8, Eagle Point Credit Management LLC became a registered investment adviser and was named investment manager of EPCP (the “Adviser”) effective March 29, 2013.

At December 31, 2012, Trident V, LP and its related investment vehicles, which are affiliated entities of the Investment Manager, owned approximately 97% of the Master Fund through their investment in the Feeder Funds.

7. FINANCIAL HIGHLIGHTS

The financial highlights for the period from November 30, 2012 (commencement of operations) through December 31, 2012 are as follows:

Total return
Total return before Performance Allocation	2.33%
Performance Allocation	(0.34)
Total return after Performance Allocation	1.99%
Ratio to average Limited Partners’ capital
Expenses before Performance Allocation	0.40%
Performance Allocation	0.34
Expenses and Performance Allocation	0.74%
Net investment loss	(0.40)%
Portfolio turnover	—%

Financial highlights are calculated for the limited partners’ class taken as a whole. An individual limited partner’s return and ratios may vary based on different performance allocation and/or management fee arrangements, and the timing of capital transactions.

Total return and ratios for the period from November 30, 2012 (commencement of operations) through December 31, 2012 have not been annualized. The net investment income (loss) ratio does not reflect the effects of the performance allocation to the General Partner.

For the period from November 30, 2012 (commencement of operations) through December 31, 2012, the Master Fund did not sell any investment and had no portfolio turnover.

EAGLE POINT CREDIT PARTNERS LP
(A Cayman Islands Exempted Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

8. SUBSEQUENT EVENTS

From January 1, 2013 to July 7, 2014, the Master Fund received net additional capital contributions of approximately $377.0 million.

Effective March 29, 2013, Eagle Point Credit Management LLC (the “Adviser”), a Delaware limited liability company, was named investment manager of the Master Fund, replacing Stone Point Capital, LLC as interim investment manager. On the same date, the Adviser was also granted registration pursuant to Section 203 of the Investment Adviser Act of 1940. Under the terms of the partnership agreement, the Master Fund pays to the Adviser a management fee, calculated monthly and payable quarterly in arrears, at an annualized rate of 1.50% of the aggregate net asset value the capital account of the US Feeder and the Non-US Feeder calculated prior to the allocation of the management fee and reallocation of any performance allocation. The Adviser waived management fees of $281,406 for the period from March 29, 2013 to May 31, 2013.

Effective April 1, 2013, SS&C Technologies, Inc. was appointed to serve as the administrator of the Master Fund and the Feeder Funds and performs certain administrative and clerical services on behalf of the Master Fund and the Feeder Funds.

Effective July 16, 2013, the Master Fund’s partnership agreement was amended to allow for initial and additional capital contributions to be made as of the first day of each month at the initiative of each limited partner, subject to General Partner’s approval. From time to time the General Partner may still offer limited partners the opportunity to make contributions in installments pursuant to a binding commitment by such limited partner. In addition, effective as of the same date, a limited partner may withdraw up to 25% of the net asset value of its capital account at the end of each quarter, provided that a limited partner may not make a withdrawal from a capital account earlier than thirty-six months following the date on which the capital contribution relating to such withdrawal was made. The General Partner may waive this limitation in its sole discretion.

Effective July 17, 2013, EPCP registered as a master fund under the Cayman Islands Mutual Funds Law (as revised).

On March 24, 2014, Eagle Point Credit Company LLC (“EPCC”) was formed as a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd. EPCC is a Delaware limited liability company.

On June 6, 2014, EPCC filed a Form N-8A and a Form N-2 (“Registration Statement”) with the Securities and Exchange Commission to register as a closed-end management investment company under the Investment Company Act of 1940, as amended. EPCC is currently in the registration process. Prior to the effectiveness of EPCC’s Registration Statement, EPCC intends to convert into a Delaware corporation and to spin-off from the Master Fund as a stand-alone entity. Upon conversion, certain investors in the Feeder Funds have agreed to effectively convert a percentage of their interests in the respective Feeder Fund for common shares of EPCC, as a redemption-in-kind out of the Master Fund and the Feeder Funds.

On June 7, 2014, Eagle Point Credit Partners Sub III Ltd. was formed as a wholly owned subsidiary of Eagle Point Credit Partners Sub Ltd.

The General Partner has evaluated the need for disclosures and/or adjustments resulting from subsequent events through July 7, 2014, the date the financial statements of the Master Fund were available to be issued. The General Partner has determined that there are no events in addition to those described above that would require adjustment to or disclosure in the Master Fund’s consolidated financial statements through this date.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issuer Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC. and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

A brief description of the applicable Fitch, Inc. (Fitch) rating symbols and their meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:  Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:  High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:  Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:  Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:  Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:  Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:  Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.’

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default.  ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91% – 100% of current principal and related interest.

RR2: Superior recovery prospects given default.  ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71% – 90% of current principal and related interest.

RR3: Good recovery prospects given default.  ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51% – 70% of current principal and related interest.

RR4: Average recovery prospects given default.  ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31% – 50% of current principal and related interest.

RR5: Below average recovery prospects given default.  ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11% – 30% of current principal and related interest.

RR6: Poor recovery prospects given default.  ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0% – 10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk. Default is a real possibility.

RD:  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

5,158,784 Shares

Eagle Point Credit Company LLC

Common Shares

PRELIMINARY PROSPECTUS
      , 2014

Joint Book-Running Managers

Deutsche Bank Securities	Keefe, Bruyette & Woods A Stifel Company

Lead Managers

Wunderlich Securities	JMP Securities	National Securities Corporation	MUFG	Sterne Agee	Compass Point

Co-Managers

GreensLedge	Guggenheim Securities	Merriman Capital

Until             , 2014 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our Common Shares, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

The following financial statements of Eagle Point Credit Company LLC (the “Company” or the “Registrant”) are included in Part A of the Registration Statement:

EAGLE POINT CREDIT COMPANY LLC UNAUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2014 AND FOR THE PERIOD MARCH 31, 2014 (DATE OF ORGANIZATION) THROUGH JUNE 30, 2014
Statement of Financial Condition	F-2
Schedule of Investments	F-3
Statement of Operations	F-4
Statement of Member’s Equity	F-5
Statement of Cash Flows	F-6
Notes to Financial Statements	F-7
EAGLE POINT CREDIT COMPANY LLC AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2014
Report of Independent Registered Public Accounting Firm	F-15
Schedule of Investments	F-16
Notes to Schedule of Investments	F-17
EAGLE POINT CREDIT COMPANY LLC AUDITED FINANCIAL STATEMENTS AS OF MARCH 31, 2014 Report of Independent Registered Public Accounting Firm	F-23
Statement of Financial Condition (in organization)	F-24
Notes to Statement of Financial Condition	F-25
EAGLE POINT CREDIT PARTNERS LP AUDITED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2013 Report of Independent Registered Public Accounting Firm	F-27
Consolidated Statement of Assets, Liabilities and Partners’ Capital	F-28
Consolidated Schedule of Investments	F-29
Consolidated Statement of Operations	F-30
Consolidated Statements of Changes in Partners’ Capital	F-31
Consolidated Statement of Cash Flows	F-32
Notes to Consolidated Financial Statements	F-33
EAGLE POINT CREDIT PARTNERS LP AUDITED FINANCIAL STATEMENTS AS OF AND FOR THE PERIOD ENDED DECEMBER 31, 2012 Report of Independent Registered Public Accounting Firm	F-41
Consolidated Statement of Assets, Liabilities and Partners’ Capital	F-42
Consolidated Schedule of Investments	F-43
Consolidated Statement of Operations	F-44
Consolidated Statement of Changes in Partners’ Capital	F-45
Consolidated Statement of Cash Flows	F-46
Notes to Consolidated Financial Statements	F-47

2. Exhibits:

(a)(1)	Certification of Formation(1)
(a)(2)	Form of Certification of Incorporation
(b)(1)	Limited Liability Company Agreement(1)
(b)(2)	Form of Bylaws
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan
(f)	Not applicable
(g)	Form of Investment Advisory Agreement by and between Registrant and Eagle Point Credit Management LLC(1)
(h)	Form of Underwriting Agreement
(i)	Not applicable
(j)	Form of Custodian Agreement(1)
(k)(1)	Form of Administration Agreement by and between Registrant and Eagle Point Administration LLC(1)
(k)(2)	Contribution Agreement(3)
(k)(3)	Form of License Agreement between Registrant and Eagle Point Credit Management LLC(2)
(k)(4)	Form of Transfer Agency and Registrar Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC
(l)	Opinion and Consent of Counsel(3)
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm with respect to Registrant
(n)(2)	Consent of Independent Registered Public Accounting Firm with respect to Registrant
(n)(3)	Consent of Independent Registered Public Accounting Firm with respect to Eagle Point Credit Partners LP
(n)(4)	Consent of Independent Registered Public Accounting Firm with respect to Eagle Point Credit Partners LP
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of Eagle Point Credit Management LLC
(s)	Power of attorney(1)

(1)	Previously filed on June 6, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-196590 and 811-22974) and incorporated by reference herein.
(2)	Previously filed on July 7, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-196590 and 811-22974) and incorporated by reference herein.
(3)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

See Form of Underwriting Agreement filed herewith.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$15,282
FINRA filing fee		$13,485
NYSE listing fee		$125,000
Printing and postage	$
Legal fees and expenses	$
Accounting fees and expenses	$
Miscellaneous	$
Total	$

Note: Except the SEC registration fee, the FINRA filing fee and the NYSE listing fee, all listed amounts are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Eagle Point Credit Company Sub LLC, a Delaware limited liability company, is a wholly owned subsidiary of the Registrant.

Eagle Point Credit Partners Sub Ltd., a Cayman Islands exempted company, currently owns 100% of the outstanding Units of the Registrant. However, it is anticipated that Eagle Point Credit Partners Sub Ltd. will no longer hold all of our outstanding Units or shares of Common Stock prior to the completion of this offering. See “Control Persons and Principal Holders of Securities.”

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock as of the date of the Registrant’s conversion into a corporation:(1)

Title of Class	Number of Record Holders
Common Shares, par value $0.001 per share	6

(1)	Prior to the Registrant’s conversion to a Corporation, its Parent Company is the sole record holder of units of this Registrant.

ITEM 30. INDEMNIFICATION

Directors and Officers

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s Certificate of Incorporation and Bylaws provide that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Eagle Point Credit Management LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an Adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Eagle Point Administration LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Eagle Point Administration LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Directors and Officers” and “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77721), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Eagle Point Credit Company LLC, 20 Horseneck Lane, Greenwich, CT 06830;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;
(3)	the Custodian, Deutsche Bank Trust Company Americas, 1761 East St. Andrews Place, Santa Ana, California 92705; and
(4)	the Adviser, Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of Common Shares covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per Common Share declines more than 10% from its net asset value per Common Share as of the effective date of this Registration Statement, or (b) its net asset value per Common Share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.

(5)	Registrant undertakes that:
(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 4 to Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on the 29th day of September, 2014.

EAGLE POINT CREDIT COMPANY LLC

By:	/s/ Thomas P. Majewski Thomas P. Majewski Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment No. 4 to Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 29th day of September, 2014.

Signature	Title
/s/ Thomas P. Majewski Thomas P. Majewski	Chief Executive Officer and Director (Principal Executive Officer)
/s/ Kenneth P. Onorio Kenneth P. Onorio	Chief Financial Officer (Principal Financial and Accounting Officer)
* James R. Matthews	Chairman of the Board
* Paul E. Tramontano	Director
* Scott W. Appleby	Director
* Jeffrey L. Weiss	Director
* Kevin F. McDonald	Director
* By: /s/ Thomas P. Majewski Name: Thomas P. Majewski Title: Attorney-in-fact

Pursuant to a power of attorney previously filed on June 6, 2014 with the Registrant’s Registration Statement on Form N-2 and incorporated by reference herein.